UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2009

Fundamental Equity Growth Funds
All Cap Growth
Capital Growth
Concentrated Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Tollkeepersm

Goldman Sachs Fundamental Equity Growth Funds

■	ALL CAP GROWTH

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TOLLKEEPERSM

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders	4
Schedules of Investments	44
Financial Statements	60
Notes to Financial Statements	69
Financial Highlights	88
Other Information	102

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs All Cap Growth Fund invests in U.S. equity investments in small, mid and large cap issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Capital Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Because of the smaller number of stocks generally held in the Fund’s portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value of the portfolio more than it would affect a diversified fund that holds more investments.

The Goldman Sachs Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small/Mid Cap Growth Fund invests in equity investments with a primary focus on small and mid cap companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small and mid capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Strategic Growth Fund invests primarily in large capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities (including non-investment grade fixed income securities), which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Non-investment grade fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Tollkeeper” companies). Because the Fund concentrates its investments in specific industry sectors, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting these sectors than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in Tollkeeper companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market. The Fund may also invest in foreign securities, including emerging market securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may participate in the Initial Public Offering (IPO) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth
Team’s Investment Process?

For over 28 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■ Make decisions as long-term business owners rather than as stock traders ■ Perform in-depth, fundamental research ■ Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market
timing, sector rotation or momentum

Identify high quality growth businesses.
Some required investment criteria include:
■ Established brand names
■ Dominant market shares
■ Pricing power
■ Recurring revenue streams
■ Free cash flow
■ Long product life cycles
■ Favorable long-term growth prospects
■ Excellent management
Result Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■ Perform rigorous valuation analysis of every potential investment

■ Use valuation tools and analytics to
ensure that the high-quality business
franchises we have identified also
represent sound investments
Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

PORTFOLIO OVERVIEW

Goldman Sachs Fundamental Equity Growth Funds

Dear Shareholder:

This Market Review and Outlook provides an overview that covers the Goldman Sachs All Cap Growth Fund, the Goldman Sachs Capital Growth Fund, the Goldman Sachs Concentrated Growth Fund, the Goldman Sachs Growth Opportunities Fund, the Goldman Sachs Small/Mid Cap Growth Fund, the Goldman Sachs Strategic Growth Fund, and the Goldman Sachs TollkeeperSM Fund (the “Funds”) for the six-month reporting period that ended February 28, 2009.

Market Review

2008 marked the second worst year in history for U.S. equity markets, culminating in a sharp decline in the second half of the year. During the six-month reporting period that ended February 28, 2009, the equity markets were challenged by periods of extreme volatility and broad-based selling, often triggered by high profile collapses at several large financial and insurance companies. During the period, the overall market, as measured by the S&P 500 Index, returned −41.82%. The depth and breadth of the market’s decline was severe, with little differentiation across market capitalizations, investment styles and regions, as all segments posted sharp, double digit losses.

The market was driven to multi-year lows, as solvency and liquidity problems from the credit crunch persisted. In addition, fears of a slowing global economy and uncertainty around government action intensified among investors. Headlines were centered on the sharp rise in unemployment figures, disappointing company earnings and an overall contracting economy. The ongoing financial crisis continues to impact both developed and emerging economies. Given this backdrop, on an absolute basis, it was not possible for the Funds to avoid the market’s steep and rapid decline.

While there is likely more news to come with respect to economic data releases, unemployment and corporations under distress, we believe that much of this has already been reflected in equity prices and valuations are currently reflecting great uncertainty. We maintain our forward-looking approach to risk management and maintain vigilance in revisiting the investment thesis of every position in the Funds’ portfolios in light of any new information in this challenging environment.

Outlook

The equity markets were characterized by heightened volatility and broad-based selling during the reporting period. While this environment is not unprecedented, the sell-off was extreme and compressed in a very short period of time. For example, the last three months of 2008 represented the seventh worst quarter in the past 80 years (as measured by the S&P 500 Index). During the fourth quarter, investors tended to ignore the growth prospects of individual companies, as increased risk aversion caused them to seek out more defensive areas of the market that they believed offered a degree of safety. In our view, extremes in market volatility are generally unsustainable and accompanied by less differentiation between stock returns. We believe that as volatility returns to more reasonable levels, stock prices will again be driven by long-term fundamentals, giving stock pickers with a research advantage significant opportunity to generate excess returns.

PORTFOLIO OVERVIEW

Our approach to navigating in this environment is rooted in our investment criteria and our belief that, over time, the market places a premium on these criteria. In short, we believe companies that can increase their market share, sustain earnings growth and self-finance growth with strong balance sheets during this difficult period will not only survive but emerge stronger and more valuable.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

PORTFOLIO RESULTS

Goldman Sachs All Cap Growth Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs All Cap Growth Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of −42.37%, −42.53%, −42.25%, −42.29% and −42.41%, respectively. These returns compare to the −40.43% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Index”), over the same time period.

The Fund underperformed its benchmark during the reporting period. Stock selection within the Energy and Consumer Discretionary sectors detracted from results while specific Technology companies and the Fund’s underweight to the Cyclicals sector positively contributed to performance.

The Energy companies in the portfolio were down for the period as oil prices tumbled and the entire sector sold off. Shares of Rex Energy, Whiting Petroleum Corp. and Schlumberger Ltd. were among the largest detractors from performance as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices and concerns about project financing, we believe that our energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling and improving oil recovery through more efficient oil extraction techniques.

For the reporting period, Microsoft Corp. detracted from performance as the company posted worse than expected earnings. In particular, Microsoft reported disappointing results in its client division, which produces the Windows operating system. This was largely driven by the decline in demand for computers. However, growth in the company’s Entertainment and Devices division and its Online Services unit partially offset these negative results. We continue to have conviction in Microsoft as Internet search is a rapidly growing area and has provided larger returns on investment than any other advertising medium. In addition, we are encouraged by the results of the Entertainment and Devices division, which includes the Xbox 360 console and video gaming. We believe this division will provide significant growth opportunity for the company going forward.

Shares of Netflix.com, Inc. were up over the past six months as the company reported strong quarterly results and a record number of new subscribers. The company also reported significant margin expansion, representing an increase in the company’s profitability. The company cites its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers as the main driver of the positive results. The marketability and popularity of Netflix’s streaming service is increasing as Roku (a consumer electronics manufacturer) recently developed a $100 device that enables consumers to watch these movies on televisions “via the web.” In addition, Netflix has agreed to a joint venture with Microsoft to provide Netflix streaming content through Microsoft’s Xbox 360 video game console. In our view, these initiatives

PORTFOLIO RESULTS

have spurred subscriber growth, which we believe is an important metric for business models like Netflix.com. For these types of companies, more subscribers lead to predictable streams of cash flow in subscription fees, which provide funding for future growth opportunities.

Hansen Natural Corp. positively contributed to performance as the company reported fiscal third quarter earnings that exceeded analysts’ expectations. Strong sales of the company’s Monster energy drink brand drove expanding gross margins and increased profit. Hansen Natural continues to gain market share as it is strategically positioned within the high growth sports and health-oriented beverage segments of the industry. We believe the company is well positioned as it has no debt, strong margins and positive free cash flow. In addition, it continues to be a market share gainer in one of the fastest growing segments within the beverage industry.

Priceline.com, a recent purchase in the portfolio, positively contributed to performance during the reporting period. Priceline.com reported a solid fiscal third quarter, driven by an increase in year-over-year travel bookings and strong revenue growth in the U.S. and internationally. Priceline.com is not immune to the current macroeconomic backdrop and has begun to show some weakness. However, we believe its valuation is compelling as the market has already priced in a lot of negativity surrounding travel and the challenging retail environment. The company continues to do very well competitively due to its value-oriented brand positioning and diversified business mix. In our view, Priceline.com’s focus on the “budget/value conscious” area of the travel sector, specifically its “Name-Your-Own-Price” business, should help the company gain market share. Priceline’s strong balance sheet and free cash flow should also help it withstand the current market environment.

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

■	Advance Auto Parts — Advance Auto Parts positively contributed to performance over the past six months as it reported an increase in sales during its fiscal fourth quarter. This was driven mainly by its commercial (professional installers) business. Recently, the company shifted its focus towards the commercial segment, making it less reliant on retail consumers for growth. The company’s retail “Do-It-Yourself” (DIY) business has been somewhat more volatile as a result of the current market environment. While the life of a car has been extended as consumers opt for DIY methods of car repairs, consumers are deferring maintenance and refraining from making upgrades. On the positive side,

PORTFOLIO RESULTS

Advance Auto Parts is taking action to improve its profitability. Management is focused on renegotiating store rental agreements and closing less profitable stores. The company is also seeking to enhance its distribution.

■	CB Richard Ellis Group — CB Richard Ellis Group (CBRE), the leading global commercial real estate services firm, detracted from performance despite reporting earnings that exceeded consensus expectations. While the credit crunch has put pressure on the industry as a whole, we believe these positive results demonstrate that CBRE’s transaction-based, service-oriented business model is able to weather the downturn better than other companies in the real estate industry. We believe CBRE may benefit from the current economic environment as the company’s management team has a demonstrated track record of using industry downturns as an opportunity to further increase market share, thereby emerging in an even stronger competitive position. To this end, management has already substantially reduced costs in order to improve profit margins. In addition, the company has a solid balance sheet that does not have any direct credit exposure. In our view, CBRE is a high-quality franchise that is currently trading at a compelling valuation.

■	Best Buy Co., Inc. — Best Buy, a new holding in the portfolio, was a top contributor to performance during the period. Best Buy is a dominant global player in consumer electronics retailing, with established operations in North America, Asia and Europe. The company has been able to grow square footage over time, which has produced strong, consistent sales growth. We believe Best Buy is well-positioned to benefit from the secular growth in demand for mobile phones and laptops, as these high technology products proliferate. In addition, Best Buy’s main competitor, Circuit City, has gone out of business, which should provide an opportunity for significant market share gains. Finally, we believe Best Buy is attractively valued given its significant growth opportunities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

FUND BASICS

All Cap Growth Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]

Class A	-42.37%	-40.43%
Class C	-42.53	-40.43
Institutional	-42.25	-40.43
Class IR	-42.29	-40.43
Class R	-42.41	-40.43

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	Since Inception	Inception Date

Class A	-35.67%	1/31/08
Class C	-32.92	1/31/08
Institutional	-31.54	1/31/08
Class IR	-31.64	1/31/08
Class R	-31.94	1/31/08

[3]	Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	20.95%
Class C	2.10	21.70
Institutional	0.95	20.55
Class IR	1.10	20.70
Class R	1.60	21.20

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 2/28/095

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.1%	Software
Cisco Systems, Inc.	2.1	Communications Equipment
American Tower Corp.	2.1	Wireless Telecommunication Services
Apple, Inc.	2.1	Computers & Peripherals
QUALCOMM, Inc.	1.8	Communications Equipment
PepsiCo., Inc.	1.8	Beverages
The Procter & Gamble Co.	1.7	Household Products
Johnson & Johnson	1.6	Pharmaceuticals
Hess Corp.	1.6	Oil, Gas & Consumable Fuels
Equinix, Inc.	1.6	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATIONS AS OF 2/28/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 1.1% of the Fund’s net assets as of 2/28/09.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −44.69%, −44.89%, −44.94%, −44.58%, −44.71%, −44.63% and −44.77%, respectively. These returns compare to the −39.90% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), over the same time period.

The Fund underperformed its benchmark during the reporting period. Within the Fund, select Energy and Consumer Staples businesses detracted from its results, while certain Telecommunications companies positively contributed to performance.

The Energy companies in the Fund’s portfolio detracted from performance during the period as oil prices tumbled and the entire sector sold off. Shares of Weatherford International Ltd., Schlumberger Ltd. and Suncor, Inc. were among the largest detractors in the portfolio as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices, and concerns about project financing, we believe that our energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling, and improving oil recovery through more efficient oil extraction techniques.

For the reporting period, Microsoft Corp. detracted from performance as the company posted worse than expected earnings. In particular, Microsoft reported disappointing results in its client division, which produces the Windows operating system. This was largely driven by the decline in demand for computers. However, growth in the company’s Entertainment and Devices division and its Online Services unit partially offset these negative results. We continue to have conviction in Microsoft as Internet search is a rapidly growing area and has provided larger returns on investment than any other advertising medium. In addition, we are encouraged by the results of the Entertainment and Devices division, which includes the Xbox 360 console and video gaming. We believe this division will provide significant growth opportunity for the company going forward.

Citrix, a software company, was a top contributor to performance for the period. The company reported better-than-expected revenue and earnings and subsequently raised its full-year guidance. Citrix holds a dominant market share position in the desktop virtualization software market, which allows employees to access their work desktop applications from outside the office. We believe the company had reached full valuation during the reporting period and we subsequently sold the position.

Best Buy Co., Inc., a new holding in the portfolio, was a top contributor to performance during the period. Best Buy is a dominant global player in consumer electronics retailing, with established operations in North America, Asia and Europe. The company has been able to grow square footage over time, which has produced strong, consistent sales growth.

PORTFOLIO RESULTS

We believe Best Buy is well-positioned to benefit from the secular growth in demand for mobile phones and laptops, as these high technology products proliferate. In addition, Best Buy’s main competitor, Circuit City, has gone out of business, which should provide an opportunity for significant market share gains. Finally, we believe Best Buy is attractively valued given its significant growth opportunities.

Portfolio Composition

The Fund invests primarily in large capitalization U.S. equity investments. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Advance Auto Parts — Advance Auto Parts positively contributed to performance over the past six months as it reported an increase in sales during its fiscal fourth quarter. This was driven mainly by its commercial (professional installers) business. Recently, the company shifted its focus towards the commercial segment, making it less reliant on retail consumers for growth. The company’s retail “Do-It-Yourself” (DIY) business has been somewhat more volatile as a result of the current market environment. While the life of a car has been extended as consumers opt for DIY methods of car repairs, consumers are deferring maintenance and refraining from making upgrades. On the positive side, Advance Auto Parts is taking action to improve its profitability. Management is focused on renegotiating store rental agreements and closing less profitable stores. The company is also seeking to enhance its distribution.

■	CB Richard Ellis Group — CB Richard Ellis Group (CBRE), the leading global commercial real estate services firm, detracted from performance despite reporting earnings that exceeded consensus expectations. While the credit crunch has put pressure on the industry as a whole, we believe these positive results demonstrate that CBRE’s transaction-based, service-oriented business model is able to weather the downturn better than other companies in the real estate industry. We believe CBRE may benefit from the current economic environment as the company’s management team has a demonstrated track record of using industry downturns as an opportunity to further increase market share, thereby emerging in an even stronger competitive position. To this end, management has already substantially reduced costs in order to improve profit margins. In addition, the company has a solid balance sheet that does not have any direct credit exposure. In our view, CBRE is a high-quality franchise that is currently trading at a compelling valuation.

■	Schering-Plough Corp. — Shares of Schering-Plough delivered positive returns after the company released results from its Phase III clinical study for its schizophrenia drug, asenapine, or Saphris. Additionally, the company’s CEO reiterated the strength of its

PORTFOLIO RESULTS

product pipeline and noted several drugs that are in late testing and nearing approval. We believe Schering-Plough is well positioned because, unlike many of its competitors within the U.S. pharmaceutical industry, Schering-Plough has strong patent protection for many of its major drugs. We believe this, in turn, provides the company with a more predictable revenue stream and earnings growth.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

FUND BASICS

Capital Growth Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-44.69%	-39.90%
Class B	-44.89	-39.90
Class C	-44.94	-39.90
Institutional	-44.58	-39.90
Service	-44.71	-39.90
Class IR	-44.63	-39.90
Class R	-44.77	-39.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-45.85%	-6.53%	-4.09%		6.35%		4/20/90
Class B	-46.00	-6.55	-4.27		2.05		5/1/96
Class C	-43.72	-6.17	-4.26		-0.76		8/15/97
Institutional	-42.49	-5.09	-3.16		0.36		8/15/97
Service	-42.79	-5.56	-3.64	[4]	6.61	[4]	4/20/90
Class IR	-42.62	N/A	N/A		-39.63		11/30/07
Class R	-42.84	N/A	N/A		-39.87		11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.14%	1.42%
Class B	1.89	2.17
Class C	1.89	2.17
Institutional	0.74	1.02
Service	1.24	1.52
Class IR	0.89	1.17
Class R	1.39	1.67

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/096

Holding	% of Net Assets	Line of Business

Microsoft Corp.	4.3%	Software
American Tower Corp.	3.6	Wireless Telecommunication Services
Cisco Systems, Inc.	3.4	Communications Equipment
PepsiCo., Inc.	2.7	Beverages
Hess Corp.	2.5	Oil, Gas & Consumable Fuels
Apple, Inc.	2.5	Computers & Peripherals
Johnson & Johnson	2.4	Pharmaceuticals
QUALCOMM, Inc.	2.4	Communications Equipment
Gilead Sciences, Inc.	2.4	Biotechnology
Schlumberger Ltd.	2.3	Energy Equipment & Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 2/28/097

Percentage of Investment Portfolio

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 14.5% of the Fund’s net assets at 2/28/09.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −45.27%, −45.50%, −45.45%, −45.13%, −45.23%, −45.24% and −45.37%, respectively. These returns compare to the −39.90% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), over the same time period.

The Fund underperformed its benchmark during the six-month reporting period. The Fund’s Energy holdings and select Technology businesses detracted from results during the reporting period. In contrast, positive stock selection in the Finance sector and an underweight in Cyclicals positively contributed to performance.

Video game publisher Electronic Arts was a detractor from performance during the reporting period. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. Recently, the company has had difficulty executing its strategy effectively despite the strong success of its top selling games. In response, Electronic Arts has begun a restructuring, brought in a new CEO and division heads, and reinvigorated the creative process. We believe this will vastly improve execution and allow the company to capitalize on the growth of the video game industry.

The Energy companies in the Fund’s portfolio detracted from performance as oil prices tumbled and the entire sector sold off. Shares of Hess Corp., Schlumberger Ltd., and Suncor, Inc. were among the top detractors in the portfolio as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices, and concerns about project financing, we believe that our energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling, and improving oil recovery through more efficient oil extraction techniques.

Electronic payments company Visa was a top contributor to performance as the company reported an increase in fourth quarter profits. The strong financial results were primarily driven by strong credit and debit card usage outside the U.S. In addition, Visa continues to benefit from its strong position in debit cards as more consumers are opting to use cards over paper currency. We believe Visa’s business model is attractive as it is built on a per transaction basis (one swipe at a time) and this recurring revenue generates significant free cash flow. Furthermore, in our view Visa is not exposed to credit risk because it does not lend to cardholders. Lastly, we believe Visa’s centralized network architecture (VisaNet) is superior to networks of competitors and provides a significant competitive advantage.

PORTFOLIO RESULTS

Portfolio Composition

The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Marriott International — Shares of Marriott International, a recent addition to the portfolio, were down during the period. While the company’s stock has been challenged by macroeconomic headwinds and decelerating revenue per available room (RevPar) growth, we believe that Marriott stands to benefit during this cyclical downturn in the hotel industry. In our view, more challenging operating conditions will lead to a tightening of supply in the lodging industry as recent difficulties in the credit markets have made borrowing more expensive, reducing the number of new hotels being constructed. We believe that these factors will constrain lodging supply, creating a potentially strong pricing environment for existing hotels in the future. In our view, Marriott, a company with a strong management team and dominant franchise, is positioned to benefit from this environment.

■	Research In Motion — Research In Motion, the maker of BlackBerry smartphones, detracted from performance after announcing that earnings would likely come in at the low end of the company’s guidance. In addition, the company has recorded lower margins than previous quarters. We continue to have significant conviction in Research In Motion, as the company has been able to rapidly introduce several new products simultaneously, specifically the Bold, Storm and 8900. The company has added substantially more subscribers than industry experts expected and has been able to take market share from its top competitors. While this marketing and sales push has led to a small decrease in margins, we believe margins will likely improve as production costs for the new devices decline.

■	Teva Pharmaceutical Industries Ltd. — Teva Pharmaceutical Industries, a leading manufacturer of generic drugs, positively contributed to performance during the period. Its shares rose after the company posted strong 2008 financial results due to growth in its global pharmaceutical sales. We believe Teva is competitively well positioned in the generic pharmaceutical industry given its ability to launch products earlier than other generic suppliers and its expanding global footprint. Furthermore, Teva’s large size and free cash flow enables the company to keep costs low and remain financially flexible. Finally, Teva produces about half of its own active ingredients, which is an additional cost savings that it would otherwise pay to suppliers. We have conviction in Teva and believe it is gaining market share in a growing industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

FUND BASICS

Concentrated Growth Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-45.27%	-39.90%
Class B	-45.50	-39.90
Class C	-45.45	-39.90
Institutional	-45.13	-39.90
Service	-45.23	-39.90
Class IR	-45.24	-39.90
Class R	-45.37	-39.90

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Since Inception	Inception Date

Class A	-46.97%	-6.94%	-2.02%	9/3/02
Class B	-47.10	-6.96	-1.88	9/3/02
Class C	-44.94	-6.60	-1.92	9/3/02
Institutional	-43.72	-5.51	-0.77	9/3/02
Service	-43.86	-5.91	-1.16	9/3/02
Class IR	-43.84	N/A	-41.15	11/30/07
Class R	-44.08	N/A	-41.42	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.51%
Class B	2.05	2.26
Class C	2.05	2.26
Institutional	0.90	1.11
Service	1.40	1.61
Class IR	1.05	1.26
Class R	1.55	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/095

Holding	% of Net Assets	Line of Business

American Tower Corp.	5.0%	Wireless Telecommunication Services
Hess Corp.	4.0	Oil, Gas & Consumable Fuels
Activision Blizzard, Inc.	3.9	Software
PepsiCo., Inc.	3.7	Beverages
Microsoft Corp.	3.7	Software
Cisco Systems, Inc.	3.6	Communications Equipment
Thermo Fisher Scientific, Inc.	3.5	Life Sciences Tools & Services
QUALCOMM, Inc.	3.5	Communications Equipment
Johnson & Johnson	3.3	Pharmaceuticals
Baxter International, Inc.	3.2	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 2/28/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 9.2% of the Fund’s net assets at 2/28/09.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −43.87%, −44.09%, −44.06%, −43.72%, −43.87%, −43.74% and −43.89%, respectively. These returns compare to the -45.70% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Index”), over the same time period.

The Fund outperformed its benchmark over the reporting period. The Fund’s Technology companies positively contributed to performance, while stock selection within the Energy and Healthcare sectors detracted from performance.

Shares of Netflix.com, Inc. were up over the past six months as the company reported strong quarterly results and a record number of new subscribers. The company also reported significant margin expansion, representing an increase in the company’s profitability. The company cites its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers as the main driver of the positive results. The marketability and popularity of Netflix’s streaming service is increasing as Roku (a consumer electronics manufacturer) recently developed a $100 device that enables consumers to watch these movies on televisions. In addition, Netflix has agreed to a joint venture with Microsoft to provide Netflix streaming content through Microsoft’s Xbox 360 video game console. In our view, these initiatives have spurred subscriber growth, which we believe is an important metric for business models like Netflix.com. For these types of companies, more subscribers lead to predictable streams of cash flow in subscription fees, which provide funding for future growth opportunities.

Hansen Natural Corp. contributed to performance as the company reported fiscal third quarter earnings that exceeded analysts’ expectations. Strong sales of the company’s Monster energy drink brand drove expanding gross margins and increased profit. Hansen Natural continues to gain market share as it is strategically positioned within the high growth sports and health-oriented beverage segments of the industry. We believe the company is well positioned as it has no debt, strong margins and positive free cash flow. In addition, it continues to be a market share gainer in one of the fastest growing segments within the beverage industry.

Advance Auto Parts positively contributed to performance over the past six months as it reported an increase in sales during its fiscal fourth quarter. This was driven mainly by its commercial (professional installers) business. Recently, the company shifted its focus towards the commercial segment, making it less reliant on retail consumers for growth. The company’s retail “Do-It-Yourself” (DIY) business has been somewhat more volatile as a result of the current market environment. While the life of a car has been extended as consumers opt for DIY methods of car repairs, consumers are deferring maintenance and refraining from making upgrades. On the positive side, Advance Auto Parts is taking action to improve its profitability. Management is focused on renegotiating store rental

PORTFOLIO RESULTS

agreements and closing less profitable stores. The company is also seeking to enhance its distribution.

The Energy companies in the Fund’s portfolio were down as oil prices tumbled and the entire sector sold off. Shares of Weatherford International and Whiting Petroleum were among the largest detractors in the Fund as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices, and concerns about project financing, we believe that our energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling, and improving oil recovery through more efficient oil extraction techniques.

Within the Healthcare sector, Charles River Laboratories detracted from performance as the company lowered its outlook for 2008. In recent months, the company has been negatively impacted by a deceleration in demand from pharmaceutical and biotech customers, as access to capital has become more scarce and customer budgets have tightened. Charles River Laboratories is dependent upon pharmaceutical and biotech customers’ investments in research and development projects. Therefore, any pullback in spending can have a negative effect on its business. Additionally, some larger, more well-capitalized pharmaceutical companies have begun to defer budgeting. On the positive side, Charles River Laboratories recently opened a new facility in Shanghai, which should expand its global footprint and increase its market share. We increased our exposure to the stock after its price declined as we continue to have conviction in the long-term secular trends the company is positioned to benefit from.

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

■	Priceline.com — Priceline.com, a recent purchase in the portfolio, positively contributed to performance during the reporting period. Priceline.com reported a solid fiscal third quarter, driven by an increase in year-over-year travel bookings and strong revenue growth in the U.S. and internationally. Priceline.com is not immune to the current macroeconomic backdrop and has begun to show some weakness. However, we believe its valuation is compelling as the market has already priced in a lot of negativity surrounding travel and the challenging retail environment. The company continues to do very well competitively due to its value-oriented brand positioning and diversified business mix. In our view, Priceline.com’s focus on the “budget/value conscious” area of the travel sector, specifically its “Name-Your-Own-Price” business, should help the company gain market share. We

PORTFOLIO RESULTS

believe Priceline’s strong balance sheet and free cash flow should also help it withstand the current market environment.

■	American Tower — Wireless tower company American Tower detracted from performance during the reporting period along with the overall market. Despite its recent results, we have high conviction in the company and believe it is poised to benefit from the growth in wireless communications. Additionally, we believe American Tower is competitively well-positioned given its dominant market share in an industry with high barriers to entry. Lastly, we believe the leasing agreements used in the tower business are attractive, particularly in the current economic environment, as it provides a more predictable stream of revenue and recurring cash flow.

■	Best Buy Co., Inc. — Best Buy, a new holding in the portfolio, was a top contributor to performance during the period. Best Buy is a dominant global player in consumer electronics retailing, with established operations in North America, Asia and Europe. The company has been able to grow square footage over time, which has produced strong, consistent sales growth. We believe Best Buy is well-positioned to benefit from the secular growth in demand for mobile phones and laptops, as these high technology products proliferate. In addition, Best Buy’s main competitor, Circuit City, has gone out of business, which should provide an opportunity for significant market share gains. Finally, we believe Best Buy is attractively valued given its significant growth opportunities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

FUND BASICS

Growth Opportunities Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (Based on NAV)[1]	Russell Midcap Growth Index[2]

Class A	-43.87%	-45.70%
Class B	-44.09	-45.70
Class C	-44.06	-45.70
Institutional	-43.72	-45.70
Service	-43.87	-45.70
Class IR	-43.74	-45.70
Class R	-43.89	-45.70

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Since Inception	Inception Date

Class A	-43.39%	-2.82%	5.69%	5/24/99
Class B	-43.54	-2.84	5.59	5/24/99
Class C	-41.13	-2.44	5.52	5/24/99
Institutional	-39.89	-1.32	6.73	5/24/99
Service	-40.18	-1.82	6.19	5/24/99
Class IR	-39.97	N/A	-36.33	11/30/07
Class R	-40.26	N/A	-36.63	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.47%
Class B	2.13	2.22
Class C	2.13	2.22
Institutional	0.98	1.07
Service	1.48	1.57
Class IR	1.13	1.22
Class R	1.63	1.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/095

Holding	% of Net Assets	Line of Business

Amphenol Corp.	2.7%	Electronic Equipment, Instruments & Components
Equinix, Inc.	2.4	Internet Software & Services
Activision Blizzard, Inc.	2.4	Software
American Tower Corp.	2.4	Wireless Telecommunication Services
Western Union Co.	2.4	IT Services
St. Jude Medical, Inc.	2.4	Health Care Equipment & Supplies
Global Payments, Inc.	2.3	IT Services
Iron Mountain, Inc.	2.3	Commercial Services & Supplies
Laboratory Corp. of America Holdings	2.3	Health Care Providers & Services
People’s United Financial, Inc.	2.2	Thrifts & Mortgage Finance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 2/28/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 24.3% of the Fund’s net assets at 2/28/09.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Small/Mid Cap Growth Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −42.20%, −42.44%, −42.44%, −42.04%, −42.19%, −42.14% and −42.23%, respectively. These returns compare to the −46.20% cumulative total return of the Fund’s benchmark, the Russell 2500tm Growth Index (with dividends reinvested) (the “Index”), over the same time period.

The Fund outperformed its benchmark over the reporting period. The Fund’s investments in Technology companies contributed to performance, while stock selection within the Energy and Healthcare sectors detracted from performance.

Shares of Netflix.com, Inc. were up over the past six months as the company reported strong quarterly results and a record number of new subscribers. The company also reported significant margin expansion, representing an increase in the company’s profitability. The company cites its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers as the main driver of the positive results. The marketability and popularity of Netflix’s streaming service is increasing as Roku (a consumer electronics manufacturer) recently developed a $100 device that enables consumers to watch these movies on television “via the web”. In addition, Netflix has agreed to a joint venture with Microsoft to provide Netflix streaming content through Microsoft’s Xbox 360 video game console. In our view, these initiatives have spurred subscriber growth, which we believe is an important metric for business models like Netflix.com. For these types of companies, more subscribers lead to predictable streams of cash flow in subscription fees, which provide funding for future growth opportunities.

Hansen Natural Corp. positively contributed to performance as the company reported fiscal third quarter earnings that exceeded analysts’ expectations. Strong sales of the company’s Monster energy drink brand drove expanding gross margins and increased profit. Hansen Natural continues to gain market share as it is strategically positioned within the high growth sports and health-oriented beverage segments of the industry. We believe the company is well positioned as it has no debt, strong margins and positive free cash flow. In addition, it continues to be a market share gainer in one of the fastest growing segments within the beverage industry.

Choice Hotels International was a top contributor to performance during the reporting period. The company reported fiscal fourth quarter earnings that exceeded analysts’ expectations. We have been anticipating a peak in the lodging cycle and have seen global hotel supply increase and revenue per available room (RevPAR) growth decelerate. Furthermore, the recent macroeconomic weakness has put additional pressure on RevPAR as growth is now negative. Prospectively, we believe that this cyclical downturn will lead to a tightening of supply in the industry as recent difficulties in the credit markets have made borrowing more expensive, reducing the number of new hotels being constructed.

PORTFOLIO RESULTS

We believe that these factors will mean that lodging supply will be constrained, creating a potentially strong pricing environment for existing hotels in the future. In our view, Choice Hotels should benefit in this type of environment.

The Energy companies in the Fund’s portfolio were down as oil prices tumbled and the entire sector sold off. Shares of Rex Energy and Whiting Petroleum were among the top detractors in the Fund as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices, and concerns about project financing, we believe that our energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling, and improving oil recovery through more efficient oil extraction techniques.

CB Richard Ellis Group (CBRE), the leading global commercial real estate services firm, was the largest detractor from performance despite reporting earnings that exceeded consensus expectations. While the credit crunch has put pressure on the industry as a whole, we believe these positive results demonstrate that CBRE’s transaction-based, service-oriented business model is able to weather the downturn better than other companies in the real estate industry. We believe CBRE may benefit from the current economic environment as the company’s management team has a demonstrated track record of using industry downturns as an opportunity to further increase market share, thereby emerging in an even stronger competitive position. To this end, management has already substantially reduced costs in order to improve profit margins. In addition, the company has a solid balance sheet that does not have any direct credit exposure. In our view, CBRE is a high-quality franchise that is currently trading at a compelling valuation.

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, we have focused on several key investment criteria that we believe can drive a company’s growth over the long term. These characteristics are dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Highlights

■	Priceline.com — Priceline.com, a recent purchase in the portfolio, positively contributed to performance during the reporting period. Priceline.com reported a solid fiscal third quarter, driven by an increase in year-over-year travel bookings and strong revenue growth in the U.S. and internationally. Priceline.com is not immune to the current macroeconomic backdrop and has begun to show some weakness. However, we believe its valuation is compelling as the market has already priced in a lot of negativity surrounding travel and the challenging retail environment. The company continues to do very well competitively due to its value-oriented brand positioning and diversified business mix. In our view,

PORTFOLIO RESULTS

Priceline.com’s focus on the “budget/value conscious” area of the travel sector, specifically its “Name-Your-Own-Price” business, should help the company gain market share. We believe Priceline’s strong balance sheet and free cash flow should also help it withstand the current market environment.

■	Advance Auto Parts — Advance Auto Parts positively contributed to performance over the past six months as it reported an increase in sales during its fiscal fourth quarter. This was driven mainly by its commercial (professional installers) business. Recently, the company shifted its focus towards the commercial segment, making it less reliant on retail consumers for growth. The company’s retail “Do-It-Yourself” (DIY) business has been somewhat more volatile as a result of the current market environment. While the life of a car has been extended as consumers opt for DIY methods of car repairs, consumers are deferring maintenance and refraining from making upgrades. On the positive side, Advance Auto Parts is taking action to improve its profitability. Management is focused on renegotiating store rental agreements and closing less profitable stores. The company is also seeking to enhance its distribution.

■	Charles River Laboratories International, Inc. — Charles River Laboratories detracted from performance as the company lowered its outlook for 2008. In recent months, the company has been negatively impacted by a deceleration in demand from pharmaceutical and biotech customers, as access to capital has become more scarce and customer budgets have tightened. Charles River Laboratories is dependent upon pharmaceutical and biotech customers’ investments in research and development projects. Therefore, any pullback in spending can have a negative effect on its business. Additionally, some larger, more well-capitalized pharmaceutical companies have begun to defer budgeting. On the positive side, Charles River Laboratories recently opened a new facility in Shanghai, which should expand its global footprint and increase its market share. We increased our exposure to the stock after its price declined as we continue to have conviction in the long-term secular trends the company is positioned to benefit from.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

FUND BASICS

Small/Mid Cap Growth Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]

Class A	-42.20%	-46.20%
Class B	-42.44	-46.20
Class C	-42.44	-46.20
Institutional	-42.04	-46.20
Service	-42.19	-46.20
Class IR	-42.14	-46.20
Class R	-42.23	-46.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2500 Growth Index offers investors access to the small to mid cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Since Inception	Inception Date

Class A	-43.37%	-6.16%	6/30/05
Class B	-43.52	-6.26	6/30/05
Class C	-41.15	-5.44	6/30/05
Institutional	-39.86	-4.34	6/30/05
Service	-40.18	-4.84	6/30/05
Class IR	-39.98	-36.55	11/30/07
Class R	-40.24	-36.84	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.68%
Class B	2.25	2.43
Class C	2.25	2.43
Institutional	1.10	1.28
Service	1.60	1.78
Class IR	1.25	1.43
Class R	1.75	1.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/095

Holding	% of Net Assets	Line of Business

Amphenol Corp.	2.6%	Electronic Equipment, Instruments & Components
SBA Communications Corp.	2.3	Wireless Telecommunication Services
Iron Mountain, Inc.	2.3	Commercial Services & Supplies
Laboratory Corp. of America Holdings	2.2	Health Care Providers & Services
FLIR Systems, Inc.	2.0	Electronic Equipment, Instruments & Components
Core Laboratories NV	2.0	Energy Equipment & Services
People’s United Financial, Inc.	1.9	Thrifts & Mortgage Finance
Equinix, Inc.	1.9	Internet Software & Services
PetSmart, Inc.	1.9	Specialty Retail
Charles River Laboratories International, Inc.	1.9	Life Sciences Tools & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 2/28/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 17.0% of the Fund’s net assets as of 2/28/09.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −43.23%, −43.52%, −43.54%, −43.16% and −43.37%, respectively. These returns compare to the −39.90% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), over the same time period. From their inception on January 6, 2009 through February 28, 2009, the Fund’s Class IR and R Shares generated cumulative total returns of −14.14% and −14.20%, respectively. Over the same period, the Index returned −16.06%.

The Fund underperformed its benchmark during the six-month reporting period. The Fund’s Energy holdings and select Technology businesses detracted from results during the reporting period. In contrast, positive stock selection in the Finance sector and an underweight in Cyclicals positively contributed to relative performance.

Video game publisher Electronic Arts was a detractor from performance during the reporting period. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. Recently, the company has had difficulty executing its strategy effectively despite the strong success of its top selling games. In response, Electronic Arts has begun a restructuring, brought in a new CEO and division heads, and reinvigorated the creative process. We believe this will vastly improve execution and allow the company to capitalize on the growth of the video game industry.

The Energy companies in the Fund’s portfolio detracted from performance as oil prices tumbled and the entire sector sold off. Shares of Hess Corp., Schlumberger Ltd., and Suncor, Inc. were among the top detractors in the portfolio as investors focused on safety and paid little attention to the long-term fundamentals of the individual businesses within the sector. While many energy companies have struggled with continued speculation of slowing demand, the drop in crude oil prices, and concerns about project financing, we believe that our energy businesses remain well positioned. We believe they should benefit from the long-term challenge of global oil supply as profitability and growth for the companies are driven by increasing global drilling, and improving oil recovery through more efficient oil extraction techniques.

Electronic payments company Visa was a top contributor to performance as the company reported an increase in fourth quarter profits. The strong financial results were primarily driven by strong credit and debit card usage outside the U.S. In addition, Visa continues to benefit from its strong position in debit cards as more consumers are opting to use cards over paper currency. We believe Visa’s business model is attractive as it is built on a per transaction basis (one swipe at a time) and this recurring revenue generates significant free cash flow. Furthermore, Visa is not exposed to credit risk because it does not lend to cardholders. Lastly, we believe Visa’s centralized network architecture (VisaNet) is superior to networks of competitors and provides a significant competitive advantage.

PORTFOLIO RESULTS

Portfolio Composition

The Fund invests in large cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Research In Motion — Research in Motion, the maker of BlackBerry smartphones, detracted from performance after announcing that earnings would likely come in at the low end of the company’s guidance. In addition, the company has recorded lower margins than previous quarters. We continue to have significant conviction in Research In Motion, as the company has been able to rapidly introduce several new products simultaneously, specifically the Bold, Storm and 8900. The company has added substantially more subscribers than industry experts expected and has been able to take market share from its top competitors. While this marketing and sales push has led to a small decrease in margins, we believe margins will likely improve as production costs for the new devices decline.

■	Best Buy Co., Inc. — Best Buy, a new holding in the portfolio, was a top contributor to performance during the period. Best Buy is a dominant global player in consumer electronics retailing, with established operations in North America, Asia and Europe. The company has been able to grow square footage over time, which has produced strong, consistent sales growth. We believe Best Buy is well-positioned to benefit from the secular growth in demand for mobile phones and laptops, as these high technology products proliferate. In addition, Best Buy’s main competitor, Circuit City, has gone out of business, which should provide an opportunity for significant market share gains. Finally, we believe Best Buy is attractively valued given its significant growth opportunities.

■	Teva Pharmaceutical Industries Ltd. — Teva Pharmaceutical Industries, a leading manufacturer of generic drugs, positively contributed to performance during the period. Its shares rose after the company posted strong 2008 financial results due to growth in its global pharmaceutical sales. We believe Teva is competitively well positioned in the generic pharmaceutical industry given its ability to launch products earlier than other generic suppliers and its expanding global footprint. Furthermore, Teva’s large size and free cash flow enables the company to keep costs low and remain financially flexible. Finally, Teva produces about half of its own active ingredients, which is an additional cost savings that it would otherwise pay to suppliers. We have conviction in Teva and believe it is gaining market share in a growing industry.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, March 11, 2009

FUND BASICS

Strategic Growth Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	-43.23%	-39.90%
Class B	-43.52	-39.90
Class C	-43.54	-39.90
Institutional	-43.16	-39.90
Service	-43.37	-39.90

January 6, 2009–February 28, 2009

Class IR	-14.14%	-16.06%
Class R	-14.20	-16.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Since Inception	Inception Date

Class A	-43.51%	-6.20%	-5.04%	5/24/99
Class B	-43.72	-6.24	-5.20	5/24/99
Class C	-41.32	-5.87	-5.18	5/24/99
Institutional	-40.01	-4.75	-4.10	5/24/99
Service	-40.27	-5.11	-4.44	5/24/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Class IR and Class R Shares of the Fund commenced operations as of January 6, 2009.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.15%	1.52%
Class B	1.90	2.27
Class C	1.90	2.27
Institutional	0.75	1.12
Service	1.25	1.62
Class IR	0.90	1.27
Class R	1.40	1.77

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/095

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.5%	Software
American Tower Corp.	3.1	Wireless Telecommunication Services
Hess Corp.	2.9	Oil, Gas & Consumable Fuels
Gilead Sciences, Inc.	2.9	Biotechnology
Cisco Systems, Inc.	2.8	Communications Equipment
Target Corp.	2.7	Multiline Retail
PepsiCo., Inc.	2.7	Beverages
Thermo Fisher Scientific, Inc.	2.7	Life Sciences Tools & Services
QUALCOMM, Inc.	2.7	Communications Equipment
Johnson & Johnson	2.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 2/28/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 1.8% of the Fund’s net assets as of 2/28/09.

PORTFOLIO RESULTS

Tollkeeper Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund (the “Fund”) during the six-month reporting period that ended February 28, 2009.

Performance Review

Over the six-month period that ended February 28, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −40.86%, −41.18%, −41.11%, −40.81% and −40.91%, respectively. These returns compare to the −41.80% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

The Fund slightly outperformed its benchmark during the reporting period. The Fund benefited from strong stock selection in the Technology and Utilities sectors while a number of specific Media holdings detracted from performance.

Shares of Netflix.com, Inc. were up over the past six months as the company reported strong quarterly results and a record number of new subscribers. The company also reported significant margin expansion, representing an increase in the company’s profitability. The company cites its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers as the main driver of the positive results. The marketability and popularity of Netflix’s streaming service is increasing as Roku (a consumer electronics manufacturer) recently developed a $100 device that enables consumers to watch these movies on televisions “via the web.” In addition, Netflix has agreed to a joint venture with Microsoft to provide Netflix streaming content through Microsoft’s Xbox 360 video game console. In our view, these initiatives have spurred subscriber growth, which we believe is an important metric for business models like Netflix.com. For these types of companies, more subscribers lead to predictable streams of cash flow in subscription fees, which provide funding for future growth opportunities.

Citrix, a software company, was a top contributor to performance for the period. The company reported better-than-expected revenue and earnings and subsequently raised its full-year guidance. Citrix holds a dominant market share position in the desktop virtualization software market, which allows employees to access their work desktop applications from outside the office. We believe the company had reached full valuation during the reporting period and we subsequently sold the position.

Several of our companies within the video games industry detracted from performance after consumer spending declined in the holiday season. Video game stocks were particularly singled out given their reliance on holiday sales, which can be as much as half of a year’s revenue and all of a year’s earnings. In this environment, Electronic Arts was a detractor from performance. Formerly the largest interactive entertainment publisher until the formation of ActivisionBlizzard, Electronic Arts utilizes its portfolio of annually produced sports simulation franchises to generate a consistent base of cash flow in order to fund new game development. Recently, the company has had difficulty executing its strategy effectively despite the strong success of its top selling games. In response, Electronic Arts has begun a restructuring, brought in a new CEO and division heads, and reinvigorated the creative process, which we believe will vastly improve execution and

PORTFOLIO RESULTS

allow the company to capitalize on the growth of the video game industry. Video game publisher T-HQ, Inc. also detracted from performance during the reporting period due to sales pressures.

Research In Motion, the maker of BlackBerry smartphones, detracted from performance after announcing that earnings would likely come in at the low end of the company’s guidance. In addition, the company has recorded lower margins than previous quarters. We continue to have significant conviction in Research In Motion, as the company has been able to rapidly introduce several new products simultaneously, specifically the Bold, Storm and 8900. The company has added substantially more subscribers than industry experts expected and has been able to take market share against its top competitors. While this marketing and sales push has led to a small decrease in margins, we believe margins will likely improve as production costs for the new devices decline.

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in equity investments in “Tollkeeper” companies. In general, we define a Tollkeeper company as a high-quality technology, media or service company that adopts or uses technology to improve its cost structure, revenue opportunities or competitive advantage. We believe Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. We believe that the characteristics of many Tollkeeper companies, including dominant market share, strong brand name, recurring revenue streams and the ability to generate free cash flow, should enable them to consistently grow their business.

Portfolio Highlights

During the reporting period, there were a number of holdings that impacted performance, including the following:

■	Visa — Electronic payments company Visa was a top contributor to performance as the company reported an increase in fourth quarter profits. The strong financial results were primarily driven by strong credit and debit card usage outside the U.S. In addition, Visa continues to benefit from its strong position in debit cards as more consumers are opting to use cards over paper currency. We believe Visa’s business model is attractive as it is built on a per transaction basis (one swipe at a time) and this recurring revenue generates significant free cash flow. Furthermore, Visa is not exposed to credit risk because it does not lend to cardholders. Lastly, we believe Visa’s centralized network architecture (VisaNet) is superior to networks of competitors and provides a significant competitive advantage.

■	Microsoft Corp. — For the reporting period, Microsoft Corp. detracted from performance as the company posted worse than expected earnings. In particular, Microsoft reported disappointing results in its client division, which produces the Windows operating system. This was largely driven by the decline in demand for computers. However, growth in the company’s Entertainment and Devices division and its Online Services unit partially offset these negative results. We continue to have conviction in Microsoft as Internet search is a

PORTFOLIO RESULTS

rapidly growing area and has provided larger returns on investment than any other advertising medium. In addition, we are encouraged by the results of the Entertainment and Devices division, which includes the Xbox 360 console and video gaming. We believe this division will provide significant growth opportunity for the company going forward.

■	Neutral Tandem, Inc. — Neutral Tandem, a provider of tandem interconnection services, positively contributed to performance during the period. The company has created a tandem network capable of exchanging both voice and data traffic between wireline, wireless and broadband customers. This allows for the information to be routed to the network most able to accommodate the traffic, thereby enhancing network efficiency. During the reporting period, Neutral Tandem announced its fiscal fourth quarter results and recorded rapid growth in revenue and earnings due to an increase in billed minutes (minutes of data traffic carried over their networks).

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

New York, March 11, 2009

FUND BASICS

Tollkeeper Fund
as of February 28, 2009

PERFORMANCE REVIEW

September 1, 2008–February 28, 2009	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]

Class A	-40.86%	-41.80%
Class B	-41.18	-41.80
Class C	-41.11	-41.80
Institutional	-40.81	-41.80
Service	-40.91	-41.80

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Since Inception	Inception Date

Class A	-48.39%	-3.23%	-5.32%	10/1/99
Class B	-48.54	-3.27	-5.47	10/1/99
Class C	-46.33	-2.85	-5.47	10/1/99
Institutional	-45.17	-1.72	-4.36	10/1/99
Service	-45.41	-2.16	-4.81	10/1/99

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.50%	1.57%
Class B	2.25	2.32
Class C	2.25	2.32
Institutional	1.10	1.17
Service	1.60	1.67

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/095

Holding	% of Net Assets	Line of Business

Microsoft Corp.	6.2%	Software & Services
American Tower Corp. Class A	6.2	Telecommunication Services
Apple, Inc.	4.7	Technology Hardware & Equipment
Activision Blizzard, Inc.	4.7	Software & Services
Research In Motion Ltd.	4.5	Technology Hardware & Equipment
Cisco Systems, Inc.	4.2	Technology Hardware & Equipment
Google, Inc. Class A	4.1	Software & Services
Electronic Arts, Inc.	3.9	Software & Services
Iron Mountain, Inc.	3.8	Commercial & Professional Services
QUALCOMM, Inc.	3.7	Technology Hardware & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATIONS AS OF 2/28/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represents 26.0% of the Fund’s net assets as of 2/28/09.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 92.6%

Aerospace & Defense – 2.4%
503	Alliant Techsystems, Inc.*	$35,542
506	Precision Castparts Corp.	28,048
753	United Technologies Corp.	30,745

		94,335

Auto Components – 0.6%
2,956	Gentex Corp.	23,648

Beverages – 2.5%
869	Hansen Natural Corp.*	28,920
1,427	PepsiCo., Inc.	68,696

		97,616

Biotechnology* – 3.2%
3,745	Amylin Pharmaceuticals, Inc.	34,192
486	Genentech, Inc.	41,577
1,106	Gilead Sciences, Inc.	49,549

		125,318

Capital Markets – 0.9%
2,630	The Charles Schwab Corp.	33,427

Chemicals – 0.7%
464	Praxair, Inc.	26,332

Commercial Services & Supplies* – 1.2%
2,532	Iron Mountain, Inc.	47,045

Communications Equipment – 5.1%
5,583	Cisco Systems, Inc.*	81,344
2,099	QUALCOMM, Inc.	70,170
1,167	Research In Motion Ltd.*	46,610

		198,124

Computers & Peripherals* – 2.8%
903	Apple, Inc.	80,647
3,090	Dell, Inc.	26,358

		107,005

Diversified Financial Services – 1.5%
237	CME Group, Inc.	43,229
557	JPMorgan Chase & Co.	12,727

		55,956

Electrical Equipment – 1.9%
1,053	ABB Ltd. ADR	12,689
134	First Solar, Inc.*	14,169
642	Rockwell Automation, Inc.	12,904
855	Roper Industries, Inc.	35,354

		75,116

Electronic Equipment, Instruments & Components – 2.9%
2,144	Amphenol Corp.	54,501
648	Dolby Laboratories, Inc.*	18,176
2,003	FLIR Systems, Inc.*	40,881

		113,558

Energy Equipment & Services – 3.5%
844	Cameron International Corp.*	16,272
1,399	Schlumberger Ltd.	53,246

1,968	Tesco Corp.*	15,095
4,842	Weatherford International Ltd.*	51,664

		136,277

Food & Staples Retailing – 0.3%
255	Costco Wholesale Corp.	10,797

Health Care Equipment & Supplies – 5.1%
1,016	Baxter International, Inc.	51,725
495	C.R. Bard, Inc.	39,729
792	NuVasive, Inc.*	22,453
1,397	St. Jude Medical, Inc.*	46,324
1,036	Zimmer Holdings, Inc.*	36,281

		196,512

Health Care Providers & Services* – 2.2%
590	Henry Schein, Inc.	21,641
916	Laboratory Corp. of America Holdings	50,389
668	Psychiatric Solutions, Inc.	11,316

		83,346

Health Care Technology* – 0.4%
1,088	MedAssets, Inc.	16,081

Hotels, Restaurants & Leisure – 2.3%
469	Choice Hotels International, Inc.	11,612
695	Life Time Fitness, Inc.*	5,949
2,670	Marriott International, Inc.	37,807
2,318	Pinnacle Entertainment, Inc.*	17,408
1,416	Starwood Hotels & Resorts Worldwide, Inc.	16,412

		89,188

Household Durables – 1.1%
953	Fortune Brands, Inc.	22,634
3,194	Newell Rubbermaid, Inc.	18,046

		40,680

Household Products – 2.1%
445	Energizer Holdings, Inc.*	18,775
1,331	The Procter & Gamble Co.	64,114

		82,889

Insurance* – 0.3%
971	eHealth, Inc.	12,283

Internet & Catalog Retail* – 2.7%
444	Amazon.com, Inc.	28,767
1,294	Netflix, Inc.(a)	46,765
342	Priceline.com, Inc.	29,022

		104,554

Internet Software & Services* – 2.8%
1,290	Equinix, Inc.	59,869
113	Google, Inc.	38,193
1,741	Switch and Data Facilities Co.	10,707

		108,769

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services* – (continued)

IT Services – 4.3%
1,940	Cognizant Technology Solutions Corp.*	$35,696
2,132	Genpact Ltd.*	16,885
1,148	Global Payments, Inc.	35,221
689	Visa, Inc.	39,073
3,570	Western Union Co.	39,841

		166,716

Life Sciences Tools & Services* – 2.5%
1,445	Charles River Laboratories International, Inc.	35,836
1,627	Thermo Fisher Scientific, Inc.	58,995

		94,831

Machinery – 1.9%
560	Danaher Corp.	28,426
3,888	Energy Recovery, Inc.*	24,533
1,133	IDEX Corp.	21,889

		74,848

Media – 1.2%
1,083	Comcast Corp.	14,144
2,276	Entravision Communications Corp.*	865
1,485	Lamar Advertising Co.*	10,276
1,485	Viacom, Inc. Class B*	22,854

		48,139

Multiline Retail – 1.5%
2,043	Target Corp.	57,837

Oil, Gas & Consumable Fuels – 6.2%
1,809	Continental Resources, Inc.*	28,745
1,136	Hess Corp.	62,128
2,413	Petrohawk Energy Corp.*	41,069
7,719	Rex Energy Corp.*	11,347
2,694	Suncor Energy, Inc.	56,008
1,735	Whiting Petroleum Corp.*	40,426

		239,723

Personal Products – 1.3%
573	Avon Products, Inc.	10,079
601	Chattem, Inc.*	38,121

		48,200

Pharmaceuticals – 5.4%
1,245	Johnson & Johnson	62,250
2,151	Merck & Co., Inc.	52,054
2,074	Schering-Plough Corp.	36,067
1,268	Teva Pharmaceutical Industries Ltd. ADR	56,527

		206,898

Real Estate Management & Development* – 0.6%
7,922	CB Richard Ellis Group, Inc.	22,895

Road & Rail – 0.5%
301	Burlington Northern Santa Fe Corp.	17,690

Semiconductors & Semiconductor Equipment – 2.3%
1,563	FormFactor, Inc.*	22,601
2,044	Linear Technology Corp.	44,559
2,060	Tessera Technologies, Inc.*	22,248

		89,408

Software – 5.4%
5,701	Activision Blizzard, Inc.*	57,181
1,959	Electronic Arts, Inc.*	31,952
7,448	Microsoft Corp.	120,285

		209,418

Specialty Retail – 5.0%
943	Advance Auto Parts, Inc.	36,070
919	Best Buy Co., Inc.	26,486
1,851	Dick’s Sporting Goods, Inc.*	22,860
3,632	Lowe’s Cos., Inc.	57,531
1,804	PetSmart, Inc.	36,152
721	Urban Outfitters, Inc.*	11,997

		191,096

Textiles, Apparel & Luxury Goods* – 1.1%
2,957	Coach, Inc.	41,339

Thrifts & Mortgage Finance – 1.3%
2,846	People’s United Financial, Inc.	49,549

Trading Companies & Distributors – 0.8%
451	W.W. Grainger, Inc.	29,838

Wireless Telecommunication Services* – 2.8%
2,791	American Tower Corp.	81,274
1,417	Crown Castle International Corp.	24,854

		106,128

TOTAL COMMON STOCKS
(Cost $5,020,334)		$3,573,409

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 5.2%

Joint Repurchase Agreement Account II
$200,000	0.274%	03/02/09	$200,000
Maturity Value:$200,005
(Cost $200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $5,220,334)			$3,773,409

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

Schedule of Investments  (continued)
February 28, 2009 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.1%

Boston Global Investment Trust – Enhanced Portfolio
44,242	0.641%	$43,756
(Cost $43,799)

TOTAL INVESTMENTS – 98.9%
(Cost $5,264,133)		$3,817,165

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		43,167

NET ASSETS – 100.0%		$3,860,332

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 27, 2009. Additional information appears on page 59.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 100.3%

Aerospace & Defense – 1.2%
57,136	Precision Castparts Corp.	$3,167,049
221,981	United Technologies Corp.	9,063,484

		12,230,533

Auto Components – 0.8%
1,023,140	Gentex Corp.	8,185,120

Beverages – 3.9%
557,057	PepsiCo., Inc.	26,816,724
291,300	The Coca-Cola Co.(a)	11,899,605

		38,716,329

Biotechnology* – 4.2%
672,740	Amylin Pharmaceuticals, Inc.(a)	6,142,116
138,498	Genentech, Inc.	11,848,504
529,276	Gilead Sciences, Inc.(a)	23,711,565

		41,702,185

Capital Markets – 1.5%
1,183,886	The Charles Schwab Corp.	15,047,191

Chemicals – 1.0%
170,400	Praxair, Inc.	9,670,200

Commercial Services & Supplies*(a) – 1.7%
915,043	Iron Mountain, Inc.	17,001,499

Communications Equipment – 7.4%
2,341,613	Cisco Systems, Inc.*	34,117,301
714,883	QUALCOMM, Inc.	23,898,539
399,590	Research In Motion Ltd.*(a)	15,959,625

		73,975,465

Computers & Peripherals* – 3.9%
275,791	Apple, Inc.	24,630,894
1,639,340	Dell, Inc.(a)	13,983,570

		38,614,464

Diversified Financial Services – 2.1%
89,413	CME Group, Inc.(a)	16,308,931
209,592	JPMorgan Chase & Co.	4,789,177

		21,098,108

Electrical Equipment – 0.4%
328,536	ABB Ltd. ADR	3,958,859

Electronic Equipment, Instruments & Components – 1.3%
496,700	Amphenol Corp.	12,626,114

Energy Equipment & Services – 4.5%
261,300	Cameron International Corp.*(a)	5,037,864
238,600	Halliburton Co.	3,891,566
591,688	Schlumberger Ltd.	22,519,645
1,255,832	Weatherford International Ltd.*(a)	13,399,728

		44,848,803

Food & Staples Retailing – 0.5%
120,900	Costco Wholesale Corp.	5,118,906

Food Products(a) – 0.5%
212,800	Kraft Foods, Inc.	4,847,584

Health Care Equipment & Supplies – 4.9%
367,379	Baxter International, Inc.	18,703,265
459,963	St. Jude Medical, Inc.*	15,252,373
427,952	Zimmer Holdings, Inc.*	14,986,879

		48,942,517

Health Care Providers & Services*(a) – 1.6%
281,300	Laboratory Corp. of America Holdings	15,474,313

Hotels, Restaurants & Leisure – 2.4%
885,288	Marriott International, Inc.(a)	12,535,678
91,975	McDonald’s Corp.	4,805,694
534,200	Starwood Hotels & Resorts Worldwide, Inc.(a)	6,191,378

		23,532,750

Household Durables – 1.7%
379,873	Fortune Brands, Inc.	9,021,984
1,460,313	Newell Rubbermaid, Inc.	8,250,768

		17,272,752

Household Products – 1.5%
306,100	The Procter & Gamble Co.	14,744,837

Internet & Catalog Retail*(a) – 1.0%
152,200	Amazon.com, Inc.	9,861,038

Internet Software & Services*(a) – 4.3%
485,100	Equinix, Inc.	22,513,491
61,300	Google, Inc.	20,718,787

		43,232,278

IT Services – 6.7%
782,580	Cognizant Technology Solutions Corp.*	14,399,472
511,738	Global Payments, Inc.	15,700,122
350,870	Visa, Inc.(a)	19,897,838
1,486,666	Western Union Co.(a)	16,591,192

		66,588,624

Life Sciences Tools & Services* – 2.9%
366,197	Charles River Laboratories International, Inc.	9,081,685
533,957	Thermo Fisher Scientific, Inc.	19,361,281

		28,442,966

Machinery – 0.4%
86,900	Danaher Corp.	4,411,044

Media – 2.1%
582,800	Comcast Corp.	7,611,368
821,191	Lamar Advertising Co.*(a)	5,682,642
524,665	Viacom, Inc. Class B*	8,074,594

		21,368,604

Multiline Retail(a) – 2.0%
699,577	Target Corp.	19,805,025

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments  (continued)
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Multiline Retail(a) – (continued)

Oil, Gas & Consumable Fuels – 5.4%
455,856	Hess Corp.	$24,930,764
952,886	Suncor Energy, Inc.(a)	19,810,500
370,049	Whiting Petroleum Corp.*	8,622,142

		53,363,406

Personal Products – 0.4%
212,077	Avon Products, Inc.	3,730,434

Pharmaceuticals – 7.0%
486,500	Johnson & Johnson	24,325,000
818,600	Merck & Co., Inc.(a)	19,810,120
578,256	Schering-Plough Corp.	10,055,872
340,055	Teva Pharmaceutical Industries Ltd. ADR(a)	15,159,652

		69,350,644

Real Estate Management & Development* – 0.9%
3,142,317	CB Richard Ellis Group, Inc.	9,081,296

Road & Rail – 0.6%
104,400	Burlington Northern Santa Fe Corp.	6,135,588

Semiconductors & Semiconductor Equipment(a) – 1.6%
717,148	Linear Technology Corp.	15,633,826

Software – 7.8%
1,937,640	Activision Blizzard, Inc.*	19,434,529
981,248	Electronic Arts, Inc.*	16,004,155
2,628,993	Microsoft Corp.	42,458,237

		77,896,921

Specialty Retail – 3.5%
267,600	Advance Auto Parts, Inc.	10,235,700
273,000	Best Buy Co., Inc.(a)	7,867,860
1,026,716	Lowe’s Cos., Inc.	16,263,182

		34,366,742

Textiles, Apparel & Luxury Goods*(a) – 1.3%
906,852	Coach, Inc.	12,677,791

Trading Companies & Distributors(a) – 1.0%
154,170	W.W. Grainger, Inc.	10,199,887

Wireless Telecommunication Services* – 4.4%
1,219,400	American Tower Corp.	35,508,928
443,265	Crown Castle International Corp.(a)	7,774,868

		43,283,796

TOTAL COMMON STOCKS
(Cost $1,454,651,557)		$997,038,439

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 0.2%

Joint Repurchase Agreement Account II
$2,400,000	0.274%	03/02/09	$2,400,000
Maturity Value: $2,400,055
(Cost $2,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,457,051,557)			$999,438,439

	Interest
Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 14.5%
Boston Global Investment Trust – Enhanced Portfolio
145,487,308	0.641%	$143,886,948
(Cost $143,064,404)

TOTAL INVESTMENTS – 115.0%
(Cost $1,600,115,961)		$1,143,325,387

LIABILITIES IN EXCESS OF OTHER ASSETS – (15.0)%		(149,456,369)

NET ASSETS – 100.0%		$993,869,018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 27, 2009. Additional information appears on page 59.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%

Beverages – 3.7%
125,120	PepsiCo., Inc.	$6,023,277

Biotechnology* – 3.2%
211,710	Amylin Pharmaceuticals, Inc.(a)	1,932,912
37,620	Genentech, Inc.	3,218,391

		5,151,303

Capital Markets – 2.4%
299,260	The Charles Schwab Corp.	3,803,595

Communications Equipment – 10.1%
399,420	Cisco Systems, Inc.*	5,819,550
169,740	QUALCOMM, Inc.	5,674,408
118,250	Research In Motion Ltd.*	4,722,905

		16,216,863

Computers & Peripherals* – 2.3%
41,380	Apple, Inc.	3,695,648

Diversified Financial Services – 2.9%
25,470	CME Group, Inc.	4,645,728

Energy Equipment & Services – 4.5%
110,100	Schlumberger Ltd.	4,190,406
279,270	Weatherford International Ltd.*	2,979,811

		7,170,217

Health Care Equipment & Supplies – 8.1%
102,520	Baxter International, Inc.	5,219,293
142,040	St. Jude Medical, Inc.*	4,710,047
89,820	Zimmer Holdings, Inc.*	3,145,496

		13,074,836

Hotels, Restaurants & Leisure – 1.8%
200,930	Marriott International, Inc.	2,845,169

Household Products – 1.9%
64,960	The Procter & Gamble Co.	3,129,123

Internet Software & Services* – 4.8%
94,940	Equinix, Inc.	4,406,165
9,620	Google, Inc.	3,251,464

		7,657,629

IT Services – 5.0%
61,630	Visa, Inc.	3,495,037
408,550	Western Union Co.	4,559,418

		8,054,455

Life Sciences Tools & Services*(a) – 3.5%
157,310	Thermo Fisher Scientific, Inc.	5,704,061

Media* – 1.7%
172,555	Viacom, Inc. Class B	2,655,621

Multiline Retail – 3.1%
178,960	Target Corp.	5,066,358

Oil, Gas & Consumable Fuels – 7.1%
117,080	Hess Corp.	6,403,105
243,180	Suncor Energy, Inc.	5,055,712

		11,458,817

Pharmaceuticals – 8.4%
106,990	Johnson & Johnson	5,349,500
139,380	Merck & Co., Inc.	3,372,996
108,690	Teva Pharmaceutical Industries Ltd. ADR(a)	4,845,400

		13,567,896

Real Estate Management & Development* – 0.8%
425,320	CB Richard Ellis Group, Inc.	1,229,175

Software – 10.0%
623,260	Activision Blizzard, Inc.*	6,251,298
243,050	Electronic Arts, Inc.*	3,964,145
366,780	Microsoft Corp.	5,923,497

		16,138,940

Specialty Retail – 2.6%
267,710	Lowe’s Cos., Inc.	4,240,526

Textiles, Apparel & Luxury Goods* – 2.3%
266,750	Coach, Inc.	3,729,165

Wireless Telecommunication Services* – 7.4%
278,840	American Tower Corp.(a)	8,119,821
212,080	Crown Castle International Corp.	3,719,883

		11,839,704

TOTAL COMMON STOCKS
(Cost $239,769,230)		$157,098,106

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 2.0%

Joint Repurchase Agreement Account II
$3,200,000	0.274%	03/02/09	$3,200,000
Maturity Value:$3,200,073
(Cost $3,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $242,969,230)			$160,298,106

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments  (continued)
February 28, 2009 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 9.2%

Boston Global Investment Trust – Enhanced Portfolio
14,949,948	0.641%	$14,785,499
(Cost $14,746,894)

TOTAL INVESTMENTS – 108.8%
(Cost $257,716,124)		$175,083,605

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.8)%		(14,142,456)

NET ASSETS – 100.0%		$160,941,149

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 27, 2009. Additional information appears on page 59.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 97.4%

Aerospace & Defense – 2.9%
317,377	Alliant Techsystems, Inc.*(a)	$22,425,859
207,500	Precision Castparts Corp.	11,501,725

		33,927,584

Auto Components – 1.5%
2,198,033	Gentex Corp.	17,584,264

Beverages*(a) – 1.0%
371,509	Hansen Natural Corp.	12,363,820

Biotechnology*(a) – 1.6%
2,127,085	Amylin Pharmaceuticals, Inc.	19,420,286

Capital Markets(a) – 1.8%
1,492,780	Raymond James Financial, Inc.	20,839,209

Chemicals – 0.5%
187,900	Ecolab, Inc.	5,971,462

Commercial Services & Supplies*(a) – 2.3%
1,433,636	Iron Mountain, Inc.	26,636,957

Diversified Financial Services – 1.8%
116,600	CME Group, Inc.	21,267,840

Diversified Telecommunication Services*(a) – 1.2%
1,801,736	tw telecom, inc.	14,485,957

Electrical Equipment – 2.0%
716,255	Rockwell Automation, Inc.	14,396,725
236,219	Roper Industries, Inc.	9,767,656

		24,164,381

Electronic Equipment, Instruments & Components – 4.7%
1,247,605	Amphenol Corp.	31,714,119
1,167,668	FLIR Systems, Inc.*(a)	23,832,104

		55,546,223

Energy Equipment & Services – 6.4%
1,256,572	Cameron International Corp.*	24,226,708
105,100	Core Laboratories NV(a)	7,924,540
810,682	Dresser-Rand Group, Inc.*	17,032,429
2,455,296	Weatherford International Ltd.*	26,198,008

		75,381,685

Health Care Equipment & Supplies – 7.6%
290,478	C.R. Bard, Inc.	23,313,764
538,591	NuVasive, Inc.*(a)	15,269,055
838,094	St. Jude Medical, Inc.*	27,791,197
646,713	Zimmer Holdings, Inc.*	22,647,889

		89,021,905

Health Care Providers & Services* – 3.8%
504,699	Henry Schein, Inc.(a)	18,512,359
483,276	Laboratory Corp. of America Holdings	26,585,013

		45,097,372

Hotels, Restaurants & Leisure – 3.2%
1,253,292	Marriott International, Inc.	17,746,615
1,452,871	Pinnacle Entertainment, Inc.*(a)	10,911,061
811,685	Starwood Hotels & Resorts Worldwide, Inc.	9,407,429

		38,065,105

Household Durables – 2.2%
610,396	Fortune Brands, Inc.	14,496,905
2,052,285	Newell Rubbermaid, Inc.	11,595,410

		26,092,315

Household Products* – 1.5%
406,620	Energizer Holdings, Inc.	17,155,298

Internet & Catalog Retail*(a) – 2.2%
448,510	Netflix, Inc.	16,209,152
110,183	Priceline.com, Inc.	9,350,129

		25,559,281

Internet Software & Services*(a) – 2.4%
617,875	Equinix, Inc.	28,675,579

IT Services – 6.4%
1,153,426	Cognizant Technology Solutions Corp.*	21,223,038
875,892	Global Payments, Inc.	26,872,367
2,492,282	Western Union Co.	27,813,867

		75,909,272

Life Sciences Tools & Services*(a) – 4.4%
893,388	Charles River Laboratories International, Inc.	22,156,022
111,200	Millipore Corp.	6,122,672
634,788	Thermo Fisher Scientific, Inc.	23,017,413

		51,296,107

Media* – 0.8%
4,212,902	Entravision Communications Corp.	1,600,903
1,137,894	Lamar Advertising Co.(a)	7,874,226

		9,475,129

Oil, Gas & Consumable Fuels – 6.3%
840,586	Continental Resources, Inc.*(a)	13,356,912
481,294	Hess Corp.	26,321,969
1,340,175	Rex Energy Corp.*	1,970,057
843,851	Suncor Energy, Inc.	17,543,662
657,672	Whiting Petroleum Corp.*	15,323,758

		74,516,358

Personal Products(a) – 3.7%
1,032,400	Avon Products, Inc.	18,159,916
395,652	Chattem, Inc.*	25,096,206

		43,256,122

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments  (continued)
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Personal Products(a) – (continued)

Pharmaceuticals – 0.5%
156,717	Shire PLC ADR	$5,557,185

Real Estate Management & Development*(a) – 0.9%
3,490,273	CB Richard Ellis Group, Inc.	10,086,889

Semiconductors & Semiconductor Equipment – 4.2%
970,104	FormFactor, Inc.*(a)	14,027,704
878,940	Linear Technology Corp.(a)	19,160,892
1,559,862	Tessera Technologies, Inc.*	16,846,509

		50,035,105

Software* – 3.4%
2,854,027	Activision Blizzard, Inc.	28,625,891
732,601	Electronic Arts, Inc.	11,948,722

		40,574,613

Specialty Retail – 6.6%
494,714	Advance Auto Parts, Inc.	18,922,810
432,400	Best Buy Co., Inc.	12,461,768
1,248,600	Dick’s Sporting Goods, Inc.*(a)	15,420,210
1,205,743	PetSmart, Inc.	24,163,090
378,200	Urban Outfitters, Inc.*	6,293,248

		77,261,126

Textiles, Apparel & Luxury Goods* – 2.1%
1,758,866	Coach, Inc.	24,588,947

Thrifts & Mortgage Finance – 2.2%
1,513,709	People’s United Financial, Inc.	26,353,674

Trading Companies & Distributors(a) – 1.4%
251,118	W.W. Grainger, Inc.	16,613,967

Wireless Telecommunication Services* – 3.9%
957,183	American Tower Corp.	27,873,169
1,007,501	Crown Castle International Corp.(a)	17,671,568

		45,544,737

TOTAL COMMON STOCKS
(Cost $1,780,413,933)		$1,148,325,754

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 5.3%

Joint Repurchase Agreement Account II
$62,600,000	0.274%	03/02/09	$62,600,000
Maturity Value: $62,601,429
(Cost $62,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,843,013,933)			$1,210,925,754

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 24.3%

Boston Global Investment Trust – Enhanced Portfolio
289,606,733	0.641%	$286,421,059
(Cost $285,225,584)

TOTAL INVESTMENTS – 127.0%
(Cost $2,128,239,517)		$1,497,346,813

LIABILITIES IN EXCESS OF OTHER ASSETS – (27.0)%		(318,455,749)

NET ASSETS – 100.0%		$1,178,891,064

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 27, 2009. Additional information appears on page 59.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 95.7%

Aerospace & Defense* – 3.0%
37,977	Aerovironment, Inc.(a)	$1,185,642
26,407	Alliant Techsystems, Inc.	1,865,918

		3,051,560

Auto Components – 1.6%
128,458	Amerigon, Inc.*(a)	368,674
162,216	Gentex Corp.	1,297,728

		1,666,402

Beverages* – 0.9%
29,397	Hansen Natural Corp.	978,332

Biotechnology* – 2.2%
18,836	Alexion Pharmaceuticals, Inc.	644,191
154,156	Amylin Pharmaceuticals, Inc.(a)	1,407,445
134,046	NeurogesX, Inc.(a)	175,600

		2,227,236

Capital Markets – 4.0%
50,284	Eaton Vance Corp.	869,913
74,341	Evercore Partners, Inc.(a)	907,704
27,185	Oppenheimer Holdings, Inc.	236,509
104,148	Raymond James Financial, Inc.(a)	1,453,906
115,446	TradeStation Group, Inc.*	616,482

		4,084,514

Commercial Services & Supplies – 6.9%
118,434	Healthcare Services Group, Inc.	1,820,331
125,384	Iron Mountain, Inc.*	2,329,635
114,651	Ritchie Bros. Auctioneers, Inc.(a)	1,725,497
24,800	Stericycle, Inc.*	1,189,904

		7,065,367

Communications Equipment* – 1.4%
71,432	Neutral Tandem, Inc.	1,425,068

Construction & Engineering* – 1.0%
57,491	Quanta Services, Inc.	1,011,842

Diversified Consumer Services* – 2.2%
16,132	Capella Education Co.(a)	894,681
50,710	Coinstar, Inc.	1,325,559

		2,220,240

Diversified Financial Services* – 1.3%
19,450	IntercontinentalExchange, Inc.	1,104,176
13,500	MSCI, Inc.	212,760

		1,316,936

Diversified Telecommunication Services*(a) – 0.9%
116,243	tw telecom, inc.	934,594

Electrical Equipment – 2.6%
47,295	Rockwell Automation, Inc.	950,630
41,638	Roper Industries, Inc.	1,721,731

		2,672,361

Electronic Equipment, Instruments & Components – 6.2%
106,971	Amphenol Corp.	2,719,203
66,084	Cogent, Inc.*	687,274

32,264	Dolby Laboratories, Inc.*	905,005
101,284	FLIR Systems, Inc.*(a)	2,067,206

		6,378,688

Energy Equipment & Services – 5.0%
26,700	Core Laboratories NV(a)	2,013,180
65,324	Dresser-Rand Group, Inc.*	1,372,457
115,214	Tesco Corp.*	883,692
81,100	Weatherford International Ltd.*	865,337

		5,134,666

Health Care Equipment & Supplies* – 2.8%
22,007	Gen-Probe, Inc.	892,824
77,539	Natus Medical, Inc.	607,130
49,627	NuVasive, Inc.(a)	1,406,926

		2,906,880

Health Care Providers & Services* – 4.5%
44,579	Henry Schein, Inc.	1,635,158
41,359	Laboratory Corp. of America Holdings	2,275,159
44,579	Psychiatric Solutions, Inc.(a)	755,168

		4,665,485

Health Care Technology* – 1.5%
102,302	MedAssets, Inc.	1,512,024

Hotels, Restaurants & Leisure – 3.8%
43,477	Choice Hotels International, Inc.(a)	1,076,491
41,870	Life Time Fitness, Inc.*(a)	358,407
123,844	Pinnacle Entertainment, Inc.*(a)	930,068
43,600	Starwood Hotels & Resorts Worldwide, Inc.	505,324
128,514	Texas Roadhouse, Inc.*(a)	1,053,815

		3,924,105

Household Durables – 0.6%
111,297	Newell Rubbermaid, Inc.	628,828

Household Products* – 1.1%
26,890	Energizer Holdings, Inc.	1,134,489

Insurance* – 1.0%
79,266	eHealth, Inc.	1,002,715

Internet & Catalog Retail*(a) – 2.4%
11,030	Blue Nile, Inc.	263,286
39,362	Netflix, Inc.	1,422,543
9,792	Priceline.com, Inc.	830,949

		2,516,778

Internet Software & Services*(a) – 3.2%
42,300	Equinix, Inc.	1,963,143
62,901	GSI Commerce, Inc.	697,572
112,007	Switch and Data Facilities Co.	688,843

		3,349,558

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments  (continued)
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

IT Services – 2.8%
159,793	Genpact Ltd.*	$1,265,560
51,600	Global Payments, Inc.	1,583,088

		2,848,648

Life Sciences Tools & Services* – 4.1%
76,858	Charles River Laboratories International, Inc.	1,906,079
12,680	Covance, Inc.	481,586
32,716	Millipore Corp.	1,801,343

		4,189,008

Machinery – 1.7%
78,771	Energy Recovery, Inc.*(a)	497,045
46,653	IDEX Corp.	901,336
19,800	Kennametal, Inc.	323,136

		1,721,517

Media* – 0.7%
218,670	Entravision Communications Corp.	83,094
94,165	Lamar Advertising Co.(a)	651,622

		734,716

Oil, Gas & Consumable Fuels* – 4.9%
66,354	Continental Resources, Inc.(a)	1,054,365
84,444	Delta Petroleum Corp.(a)	173,955
105,915	Petrohawk Energy Corp.	1,802,673
356,745	Rex Energy Corp.	524,415
64,309	Whiting Petroleum Corp.	1,498,400

		5,053,808

Personal Products* – 2.1%
28,657	Chattem, Inc.(a)	1,817,713
141,702	Physicians Formula Holdings, Inc.	331,583

		2,149,296

Real Estate Management & Development* – 0.8%
284,600	CB Richard Ellis Group, Inc.	822,494

Semiconductors & Semiconductor Equipment – 4.2%
60,146	Cavium Networks, Inc.*(a)	571,989
83,719	FormFactor, Inc.*	1,210,577
130,220	Intellon Corp.*	255,231
49,713	Linear Technology Corp.	1,083,743
111,114	Tessera Technologies, Inc.*	1,200,031

		4,321,571

Software* – 1.1%
43,000	Electronic Arts, Inc.	701,330
173,734	THQ, Inc.	434,335

		1,135,665

Specialty Retail – 6.7%
40,628	Advance Auto Parts, Inc.	1,554,021
105,690	Dick’s Sporting Goods, Inc.*	1,305,271
36,736	GameStop Corp.*	988,933
16,735	O’Reilly Automotive, Inc.*	558,280
97,003	PetSmart, Inc.	1,943,940

33,500	Urban Outfitters, Inc.*	557,440

		6,907,885

Textiles, Apparel & Luxury Goods* – 1.0%
75,500	Coach, Inc.	1,055,490

Thrifts & Mortgage Finance – 1.9%
113,358	People’s United Financial, Inc.	1,973,563

Trading Companies & Distributors – 1.3%
21,035	W.W. Grainger, Inc.	1,391,676

Wireless Telecommunication Services* – 2.3%
113,464	SBA Communications Corp.	2,357,782

TOTAL COMMON STOCKS
(Cost $154,902,096)		$98,471,787

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 5.9%

Joint Repurchase Agreement Account II
$6,100,000	0.274%	03/02/09	$6,100,000
Maturity Value: $6,100,139
(Cost $6,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $161,002,096)			$104,571,787

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 17.0%

Boston Global Investment Trust – Enhanced Portfolio
17,650,115	0.641%	$17,455,963
(Cost $17,366,010)

TOTAL INVESTMENTS – 118.6%
(Cost $178,368,106)		$122,027,750

LIABILITIES IN EXCESS OF OTHER ASSETS – (18.6)%		(19,155,243)

NET ASSETS – 100.0%		$102,872,507

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 27, 2009. Additional information appears on page 59.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%

Aerospace & Defense – 1.8%
14,960	Precision Castparts Corp.	$829,233
57,390	United Technologies Corp.	2,343,234

		3,172,467

Beverages – 4.1%
99,180	PepsiCo., Inc.	4,774,525
59,540	The Coca-Cola Co.	2,432,209

		7,206,734

Biotechnology* – 5.0%
129,100	Amylin Pharmaceuticals, Inc.(a)	1,178,683
29,900	Genentech, Inc.	2,557,945
114,930	Gilead Sciences, Inc.	5,148,864

		8,885,492

Capital Markets – 1.6%
217,050	The Charles Schwab Corp.	2,758,706

Chemicals – 1.7%
52,030	Praxair, Inc.	2,952,703

Communications Equipment – 7.5%
342,070	Cisco Systems, Inc.*	4,983,960
140,330	QUALCOMM, Inc.	4,691,232
88,810	Research In Motion Ltd.*	3,547,071

		13,222,263

Computers & Peripherals* – 3.8%
47,020	Apple, Inc.	4,199,356
293,760	Dell, Inc.	2,505,773

		6,705,129

Diversified Financial Services – 2.5%
19,550	CME Group, Inc.	3,565,920
33,280	JPMorgan Chase & Co.	760,448

		4,326,368

Electrical Equipment – 0.4%
53,460	ABB Ltd. ADR	644,193

Energy Equipment & Services – 5.4%
150,350	Halliburton Co.	2,452,208
108,700	Schlumberger Ltd.	4,137,122
275,010	Weatherford International Ltd.*	2,934,357

		9,523,687

Food & Staples Retailing – 0.5%
19,680	Costco Wholesale Corp.	833,251

Food Products – 0.9%
71,350	Kraft Foods, Inc.	1,625,353

Health Care Equipment & Supplies – 6.8%
82,070	Baxter International, Inc.	4,178,183
127,980	St. Jude Medical, Inc.*	4,243,817
100,040	Zimmer Holdings, Inc.*	3,503,401

		11,925,401

Hotels, Restaurants & Leisure – 2.5%
185,690	Marriott International, Inc.	2,629,370
15,700	McDonald’s Corp.	820,325
90,290	Starwood Hotels & Resorts Worldwide, Inc.	1,046,461

		4,496,156

Household Durables – 1.2%
74,370	Fortune Brands, Inc.	1,766,288
76,860	Newell Rubbermaid, Inc.	434,259

		2,200,547

Household Products – 1.8%
65,610	The Procter & Gamble Co.	3,160,434

Internet & Catalog Retail*(a) – 0.9%
24,550	Amazon.com, Inc.	1,590,595

Internet Software & Services* – 2.1%
10,820	Google, Inc.	3,657,052

IT Services – 4.8%
69,920	Visa, Inc.	3,965,163
407,430	Western Union Co.	4,546,919

		8,512,082

Life Sciences Tools & Services* – 2.7%
130,720	Thermo Fisher Scientific, Inc.	4,739,907

Machinery(a) – 1.1%
39,720	Danaher Corp.	2,016,187

Media – 1.8%
144,480	Comcast Corp.	1,886,909
88,777	Viacom, Inc. Class B*	1,366,278

		3,253,187

Multiline Retail – 2.7%
170,250	Target Corp.	4,819,777

Oil, Gas & Consumable Fuels – 5.3%
94,360	Hess Corp.	5,160,548
198,510	Suncor Energy, Inc.	4,127,023

		9,287,571

Personal Products – 0.5%
46,090	Avon Products, Inc.	810,723

Pharmaceuticals – 9.0%
93,480	Johnson & Johnson	4,674,000
161,440	Merck & Co., Inc.	3,906,848
191,410	Schering-Plough Corp.	3,328,620
89,470	Teva Pharmaceutical Industries Ltd. ADR	3,988,572

		15,898,040

Road & Rail – 0.9%
27,340	Burlington Northern Santa Fe Corp.	1,606,772

Semiconductors & Semiconductor Equipment(a) – 1.5%
124,160	Linear Technology Corp.	2,706,688

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Software – 7.8%
427,300	Activision Blizzard, Inc.*	$4,285,819
209,180	Electronic Arts, Inc.*	3,411,726
381,500	Microsoft Corp.	6,161,225

		13,858,770

Specialty Retail – 3.1%
45,300	Best Buy Co., Inc.	1,305,546
262,190	Lowe’s Cos., Inc.	4,153,090

		5,458,636

Textiles, Apparel & Luxury Goods* – 1.2%
153,500	Coach, Inc.	2,145,930

Wireless Telecommunication Services* – 5.2%
189,850	American Tower Corp.	5,528,432
211,110	Crown Castle International Corp.	3,702,869

		9,231,301

TOTAL COMMON STOCKS
(Cost $250,903,223)		$173,232,102

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(b) – 2.8%

Joint Repurchase Agreement Account II
$4,900,000	0.274%	03/02/09	$4,900,000
Maturity Value: $4,900,112
(Cost $4,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $255,803,223)			$178,132,102

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.8%

Boston Global Investment Trust – Enhanced Portfolio
3,215,425	0.641%	$3,180,055
(Cost $3,155,489)

TOTAL INVESTMENTS – 102.7%
(Cost $258,958,712)		$181,312,157

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.7)%		(4,691,476)

NET ASSETS – 100.0%		$176,620,681

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 27, 2009. Additional information appears on page 59.

(c)	Variable rate security. Interest rate disclosed is that which was in effect at February 28, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Schedule of Investments
February 28, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 94.8%

Commercial & Professional Services – 3.8%
319,500	Iron Mountain, Inc.*(a)	$5,936,310

Diversified Financials – 2.8%
23,830	CME Group, Inc.	4,346,592

Insurance – 2.0%
250,843	eHealth, Inc.*(a)	3,173,164

Media – 2.7%
603,540	Lamar Advertising Co. Class A*(a)	4,176,497

Retailing – 5.0%
55,950	Amazon.com, Inc.*	3,625,000
112,980	Netflix, Inc.*(a)	4,083,097

		7,708,097

Semiconductors & Semiconductor Equipment – 8.4%
195,312	Cavium Networks, Inc.*(a)	1,857,417
156,450	FormFactor, Inc.*(a)	2,262,267
715,730	Intellon Corp.*	1,402,831
258,950	Linear Technology Corp.(a)	5,645,110
170,030	Tessera Technologies, Inc.*	1,836,324

		13,003,949

Software & Services – 33.2%
730,070	Activision Blizzard, Inc.*(a)	7,322,602
235,170	Cognizant Technology Solutions Corp. Class A*(a)	4,327,128
372,453	Electronic Arts, Inc.*	6,074,708
104,050	Equinix, Inc.*(a)	4,828,961
18,905	Google, Inc. Class A*	6,389,701
592,555	Microsoft Corp.	9,569,763
531,680	Switch & Data Facilities Co., Inc.*(a)	3,269,832
584,360	THQ, Inc.*(a)	1,460,900
70,160	Visa, Inc. Class A	3,978,774
389,050	Western Union Co.	4,341,798

		51,564,167

Technology Hardware & Equipment – 29.0%
182,820	Amphenol Corp. Class A	4,647,284
82,563	Apple, Inc.*	7,373,702
451,865	Cisco Systems, Inc.*	6,583,673
577,990	Dell, Inc.*	4,930,255
170,688	Dolby Laboratories, Inc. Class A*(a)	4,787,798
203,160	Neutral Tandem, Inc.*	4,053,042
171,075	QUALCOMM, Inc.	5,719,037
174,850	Research In Motion Ltd.*	6,983,509

		45,078,300

Telecommunication Services – 7.9%
328,610	American Tower Corp. Class A*	9,569,123
329,396	tw telecom, inc.*(a)	2,648,344

		12,217,467

TOTAL COMMON STOCKS
(Cost $233,054,185)		$147,204,543

	Dividend
Shares	Rate	Value

Investment Company(b) – 5.9%

JPMorgan U.S. Government Money Market Fund – Capital Shares
9,186,355	0.524%	$9,186,355
(Cost $9,186,355)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $242,240,540)		$156,390,898

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 26.0%

Boston Global Investment Trust – Enhanced Portfolio
40,845,222	0.641%	$40,395,925
(Cost $40,602,312)

TOTAL INVESTMENTS – 126.7%
(Cost $282,842,852)		$196,786,823

LIABILITIES IN EXCESS OF OTHER ASSETS – (26.7)%		(41,474,300)

NET ASSETS – 100.0%		$155,312,523

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2009, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

All Cap Growth	$200,000

Capital Growth	2,400,000

Concentrated Growth	3,200,000

Growth Opportunities	62,600,000

Small/Mid Cap Growth	6,100,000

Strategic Growth	4,900,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$5,600,000,000	0.28%	03/02/09	$5,600,130,667

Barclays Capital, Inc.	1,500,000,000	0.25	03/02/09	1,500,031,250

Barclays Capital, Inc.	7,500,000,000	0.27	03/02/09	7,500,168,750

Citigroup Global Markets, Inc.	1,000,000,000	0.29	03/02/09	1,000,024,167

Credit Suisse Securities (USA) LLC	500,000,000	0.25	03/02/09	500,010,416

Credit Suisse Securities (USA) LLC	2,000,000,000	0.28	03/02/09	2,000,046,667

Deutsche Bank Securities, Inc.	1,500,000,000	0.25	03/02/09	1,500,031,250

Deutsche Bank Securities, Inc.	1,475,000,000	0.27	03/02/09	1,475,033,187

Deutsche Bank Securities, Inc.	7,000,000,000	0.29	03/02/09	7,000,169,167

Greenwich Capital Markets	500,000,000	0.29	03/02/09	500,012,083

JPMorgan Securities	2,565,000,000	0.28	03/02/09	2,565,059,850

Merrill Lynch & Co., Inc.	1,000,000,000	0.28	03/02/09	1,000,023,333

Morgan Stanley & Co.	3,075,000,000	0.26	03/02/09	3,075,066,625

UBS Securities LLC	2,275,000,000	0.26	03/02/09	2,275,049,292

TOTAL				$37,490,856,704

At February 28, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 1.950% to 6.900%, due 04/01/09 to 01/22/19; Federal Home Loan Bank, 2.650% to 6.270%, due 05/07/09 to 06/02/28; Federal Home Loan Mortgage Corp., 1.250% to 8.000%, due 04/09/09 to 02/01/48; Federal National Mortgage Association, 3.050% to 11.500%, due 04/01/09 to 02/01/49; Government National Mortgage Association, 3.500% to 7.500%, due 12/15/17 to 02/20/39; U.S. Treasury Bills, 0.000%, due 11/19/09 to 12/17/09; U.S. Treasury Bond, 6.250%, due 08/15/23; U.S. Treasury Inflation Protected Security, 3.000%, due 07/15/12; U.S. Treasury Notes, 1.125% to 5.125%, due 11/15/10 to 11/15/18; U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/10. The aggregate market value of the collateral, including accrued interest, was $38,331,216,272.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities
February 28, 2009 (Unaudited)

All Cap Growth
Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $5,220,334, $1,457,051,557, $242,969,230, $1,843,013,933, $161,002,096, $255,803,223 and $242,240,540, respectively)(a)	$3,773,409
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (identified cost $43,799, $143,064,404, $14,746,894, $285,225,584, $17,366,010, $3,155,489 and $40,602,312, respectively)	43,756
Cash	71,824
Receivables:
Reimbursement from adviser	130,637
Fund shares sold	9,533
Dividends and interest	4,254
Securities lending income	152
Investment securities sold	—
Other assets	133

Total assets	4,033,698

Liabilities:

Due to Custodian	—
Payables:
Payable upon return of securities loaned	43,800
Investment securities purchased	20,314
Amounts owed to affiliates	3,730
Fund shares redeemed	2,256
Accrued expenses and other liabilities	103,266

Total liabilities	173,366

Net Assets:

Paid-in capital	5,958,874
Accumulated undistributed net investment income (loss)	(4,011)
Accumulated net realized loss from investment and foreign currency related transactions	(647,563)
Net unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(1,446,968)

NET ASSETS	$3,860,332

Net Assets:
Class A	$2,313,087
Class B	—
Class C	209,868
Institutional	1,325,089
Service	—
Class IR	6,161
Class R	6,127

Total Net Assets	$3,860,332

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	381,837
Class B	—
Class C	34,857
Institutional	217,484
Service	—
Class IR	1,013
Class R	1,013

Net asset value, offering and redemption price per share:(b)
Class A	$6.06
Class B	—
Class C	6.02
Institutional	6.09
Service	—
Class IR	6.08
Class R	6.05

(a)	Includes loaned securities having a market value of $43,488, $147,709,764, $15,073,272, $282,381,508, $17,099,082, $3,772,337 and $40,145,919 for the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds is $6.41, $12.26, $7.84, $11.82, $7.49, $6.21 and $6.37, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

		Growth
Capital	Concentrated	Opportunities	Small/Mid Cap	Strategic	Tollkeeper
Growth Fund	Growth Fund	Fund	Growth Fund	Growth Fund	Fund

$999,438,439	$160,298,106	$1,210,925,754	$104,571,787	$178,132,102	$156,390,898

143,886,948	14,785,499	286,421,059	17,455,963	3,180,055	40,395,925
4,910,720	34,301	—	189,899	39,184	—

95,153	20,914	—	42,642	99,128	55,685
746,501	1,471,343	3,066,405	82,358	549,902	368,812
1,572,829	195,184	982,465	52,868	277,062	115,533
199,087	9,978	447,908	78,265	5,133	18,752
—	—	1,572,828	476,093	—	—
58,528	—	9,577	1,494	6,444	2,035

1,150,908,205	176,815,325	1,503,425,996	122,951,369	182,289,010	197,347,640

—	—	1,548,531	—	—	—

151,285,375	15,482,250	294,148,411	18,026,070	3,921,435	40,955,630
1,171,465	158,544	23,023,414	1,450,252	—	409,541
985,766	135,353	1,152,360	111,311	147,729	203,682
3,229,791	20,752	4,367,658	385,119	1,480,921	360,093
366,790	77,277	294,558	106,110	118,244	106,171

157,039,187	15,874,176	324,534,932	20,078,862	5,668,329	42,035,117

1,621,711,904	278,558,804	1,958,408,060	171,576,592	314,482,208	1,574,534,229
(644,272)	(144,685)	(1,921,241)	(154,967)	197,668	(745,341)
(170,408,040)	(34,840,451)	(146,703,051)	(12,208,762)	(60,412,640)	(1,332,420,361)
(456,790,574)	(82,632,519)	(630,892,704)	(56,340,356)	(77,646,555)	(86,056,004)

$993,869,018	$160,941,149	$1,178,891,064	$102,872,507	$176,620,681	$155,312,523

$735,868,003	$57,287,757	$422,979,141	$44,722,868	$91,949,441	$102,938,415
69,189,251	702,645	21,139,638	2,635,342	2,957,771	14,299,670
62,348,102	1,072,460	56,232,700	6,514,497	6,406,691	27,053,790
125,275,925	101,866,639	671,630,035	48,651,868	75,293,517	9,067,488
1,176,810	1,287	6,240,128	236,248	8,968	1,953,160
5,195	5,195	655,758	5,517	2,147	—
5,732	5,166	13,664	106,167	2,146	—

$993,869,018	$160,941,149	$1,178,891,064	$102,872,507	$176,620,681	$155,312,523

63,516,724	7,732,817	37,852,413	6,315,243	15,669,105	17,109,363
6,654,087	100,115	2,067,455	384,491	542,360	2,552,477
6,003,664	153,031	5,549,183	950,484	1,172,997	4,831,605
10,363,832	13,412,083	57,117,773	6,789,798	12,403,225	1,450,394
103,159	174	566,226	33,625	1,522	326,735
447	700	58,459	777	354	—
496	700	1,226	15,032	366	—

$11.59	$7.41	$11.17	$7.08	$5.87	$6.02
10.40	7.02	10.22	6.85	5.45	5.60
10.39	7.01	10.13	6.85	5.46	5.60
12.09	7.60	11.76	7.17	6.07	6.25
11.41	7.40	11.02	7.03	5.89	5.98
11.62	7.42	11.22	7.10	6.07	—
11.55	7.38	11.15	7.06	5.86	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations
For the Six Months Ended February 28, 2009 (Unaudited)

All Cap Growth
Fund

Investment income:

Dividends(a)	$19,466
Securities lending income — affiliated issuer	699
Interest	526

Total investment income	20,691

Expenses:

Management fees	19,248
Distribution and Service fees(c)	3,176
Transfer Agent fees(c)	2,470
Registration fees	51,353
Custody and accounting fees	49,361
Professional fees	44,500
Printing fees	35,588
Trustee fees	8,016
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Amortization of offering costs	59,367
Other	638

Total expenses	273,717

Less — expense reductions	(249,016)

Net expenses	24,701

NET INVESTMENT INCOME (LOSS)	(4,010)

Realized and unrealized gain (loss) from investment and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers (including commission recapture of $0, $89,663, $0, $134,494, $0, $19,381 and $18,676)	(627,769)
Securities lending reinvestment vehicle transactions — affiliated issuer	(47)
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,556,436)
Securities lending reinvestment vehicle — affiliated issuer	(43)
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized loss from investment and foreign currency related transactions	(2,184,295)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,188,305)

(a)	Foreign taxes withheld on dividends were $93, $39,973, $10,269, $9,064, $2,866, $8,476 and $0 for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper Funds, respectively.
(b)	Commenced operations on January 6, 2009 for Strategic Growth Fund only.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R(b)	Class A	Class B	Class C	Institutional	Service	Class IR(b)	Class R(b)
All Cap Growth	$2,700	$—	$458	$18	$2,052	$—	$87	$317	$—	$7	$7
Capital Growth	1,185,756	464,527	402,256	16	901,175	88,260	76,429	36,163	433	6	6
Concentrated Growth	90,009	4,741	7,127	15	68,407	901	1,354	24,186	—	6	6
Growth Opportunities	673,797	144,462	366,721	21	512,085	27,448	69,677	142,492	1,418	23	8
Small/Mid Cap Growth	57,302	14,589	37,166	84	43,550	2,772	7,061	12,029	39	6	32
Strategic Growth	145,778	19,041	40,169	2	110,791	3,618	7,632	19,617	1	1	1
Tollkeeper	150,829	95,865	163,117	—	114,631	18,178	30,932	2,198	433	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

		Growth
Capital	Concentrated	Opportunities	Small/Mid Cap	Strategic	Tollkeeper
Growth Fund	Growth Fund	Fund	Growth Fund	Growth Fund	Fund

$7,459,960	$956,304	$5,029,480	$357,115	$1,564,862	$525,905
746,951	42,541	1,962,837	261,500	28,425	280,450
158,172	21,489	203,148	21,083	22,498	7,138

8,365,083	1,020,334	7,195,465	639,698	1,615,785	813,493

6,364,754	975,932	6,801,862	582,866	1,131,303	929,369
2,052,555	101,892	1,185,001	109,141	204,990	409,811
1,102,472	94,860	753,151	65,489	141,661	166,372
66,879	61,940	74,730	25,461	69,560	43,676
59,841	7,697	72,594	43,270	38,265	13,466
59,383	50,477	57,580	48,005	41,774	40,859
65,065	31,252	69,123	44,336	51,070	57,955
8,016	8,016	8,016	8,016	8,016	8,016
2,707	2	8,861	243	9	2,705
2,707	2	8,861	243	9	2,705
—	—	—	—	—	—
8,962	3,425	143,900	12,533	21,770	68,087

9,793,341	1,335,495	9,183,679	939,603	1,708,427	1,743,021

(681,253)	(168,235)	(66,973)	(144,938)	(267,112)	(173,136)

9,112,088	1,167,260	9,116,706	794,665	1,441,315	1,569,885

(747,005)	(146,926)	(1,921,241)	(154,967)	174,470	(756,392)

(146,681,836)	(26,866,213)	(119,207,687)	(10,656,910)	(28,447,753)	(2,748,235)
(8,220,971)	(735,356)	(8,922,828)	(660,060)	(765,946)	(353,318)
3,635	487	524	—	363	—

(745,408,493)	(108,860,278)	(745,859,173)	(59,467,665)	(120,311,391)	(110,661,041)
822,544	38,605	1,195,475	89,953	24,566	(206,387)
—	—	—	—	—	(78)

(899,485,121)	(136,422,755)	(872,793,689)	(70,694,682)	(149,500,161)	(113,969,059)

$(900,232,126)	$(136,569,681)	$(874,714,930)	$(70,849,649)	$(149,325,691)	$(114,725,451)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets  (continued)

	All Cap Growth Fund
	For the	For the
	Six Months Ended	Period Ended
	February 28, 2009	August 31,
	(Unaudited)	2008(a)

From operations:

Net investment loss	$(4,010)	$(3,517)
Net realized gain (loss) from investment and foreign currency related transactions	(627,816)	34,081
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(1,556,479)	109,511

Net increase (decrease) in net assets resulting from operations	(2,188,305)	140,075

Distributions to shareholders:

From net realized gains
Class A Shares	(30,970)	—
Class B Shares	—	—
Class C Shares	(1,343)	—
Institutional Shares	(17,999)	—
Service Shares	—	—
Class IR Shares(b)	(83)	—
Class R Shares(b)	(83)	—
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(b)	—	—
Class R Shares(b)	—	—

Total distributions to shareholders	(50,478)	—

From share transactions:

Proceeds from sales of shares	2,347,122	4,668,394
Proceeds received in connection with merger	—	—
Reinvestment of distributions	47,991	—
Cost of shares redeemed	(963,665)	(140,802)

Net increase (decrease) in net assets resulting from share transactions	1,431,448	4,527,592

TOTAL INCREASE (DECREASE)	(807,335)	4,667,667

Net assets:

Beginning of period	4,667,667	—

End of period	$3,860,332	$4,667,667

Accumulated undistributed net investment income (loss)	$(4,011)	$(1)

(a)	Commenced operations on January 31, 2008.
(b)	Commenced operations on November 30, 2007 (except for All Cap Growth Fund).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund		Concentrated Growth Fund
For the		For the
Six Months Ended	For the	Six Months Ended	For the
February 28, 2009	Year Ended	February 28, 2009	Year Ended
(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008

$(747,005)	$(9,767,813)	$(146,926)	$(1,416,164)
(154,899,172)	134,431,720	(27,601,082)	3,405,384

(744,585,949)	(246,493,803)	(108,821,673)	(13,448,027)

(900,232,126)	(121,829,896)	(136,569,681)	(11,458,807)

(53,438,888)	(14,788,391)	—	(8,532,752)
(5,923,013)	(932,509)	—	(106,696)
(5,109,331)	(875,661)	—	(135,778)
(10,826,018)	(3,337,242)	—	(14,335,715)
(140,736)	(87,400)	—	(173)
(364)	(109)	—	(695)
(364)	(109)	—	(695)

—	—	—	(50,453)
—	—	—	(631)
—	—	—	(803)
—	—	—	(84,766)
—	—	—	(1)
—	—	—	(4)
—	—	—	(4)

(75,438,714)	(20,021,421)	—	(23,249,166)

117,092,463	242,597,793	28,588,419	157,976,109
—	723,504,958	—	—
69,456,886	18,143,622	—	22,025,284
(295,179,806)	(609,487,646)	(34,094,735)	(126,691,080)

(108,630,457)	374,758,727	(5,506,316)	53,310,313

(1,084,301,297)	232,907,410	(142,075,997)	18,602,340

2,078,170,315	1,845,262,905	303,017,146	284,414,806

$993,869,018	$2,078,170,315	$160,941,149	$303,017,146

$(644,272)	$102,733	$(144,685)	$2,241

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets  (continued)

	Growth Opportunities Fund
	For the
	Six Months Ended	For the
	February 28, 2009	Year Ended
	(Unaudited)	August 31, 2008

From operations:

Net investment income (loss)	$(1,921,241)	$(8,326,874)
Net realized gain (loss) from investment and foreign currency related transactions	(128,129,991)	191,675,791
Net change in unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(744,663,698)	(211,060,506)

Net decrease in net assets resulting from operations	(874,714,930)	(27,711,589)

Distributions to shareholders:

From net realized gains
Class A Shares	(37,220,715)	(120,775,909)
Class B Shares	(2,180,127)	(8,627,886)
Class C Shares	(5,692,550)	(17,875,472)
Institutional Shares	(51,551,599)	(122,089,293)
Service Shares	(498,276)	(1,630,425)
Class IR Shares(a)	(471)	(1,330)
Class R Shares(a)	(471)	(1,330)
From capital
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares(a)	—	—
Class R Shares(a)	—	—

Total distributions to shareholders	(97,144,209)	(271,001,645)

From share transactions:

Proceeds from sales of shares	394,806,987	617,764,492
Reinvestment of distributions	79,882,475	234,960,757
Cost of shares redeemed	(290,114,926)	(597,794,378)

Net increase (decrease) in net assets resulting from share transactions	184,574,536	254,930,871

TOTAL INCREASE (DECREASE)	(787,284,603)	(43,782,363)

Net assets:

Beginning of period	1,966,175,667	2,009,958,030

End of period	$1,178,891,064	$1,966,175,667

Accumulated undistributed net investment income (loss)	$(1,921,241)	$—

(a)	Commenced operations on November 30, 2007 (except for Strategic Growth Fund’s Class IR and R Shares which commenced operations on January 6, 2009).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund		Strategic Growth Fund
For the		For the
Six Months Ended	For the	Six Months Ended	For the
February 28, 2009	Year Ended	February 28, 2009	Year Ended
(Unaudited)	August 31, 2008	(Unaudited)	August 31, 2008

$(154,967)	$(759,027)	$174,470	$(1,016,469)
(11,316,970)	4,282,448	(29,213,336)	9,934,034
(59,377,712)	(8,513,059)	(120,286,825)	(13,866,402)

(70,849,649)	(4,989,638)	(149,325,691)	(4,948,837)

—	(2,647,184)	—	—
—	(221,920)	—	—
—	(717,061)	—	—
—	(5,284,007)	—	—
—	(10,695)	—	—
—	(674)	—	—
—	(674)	—	—

—	(38,949)	—	—
—	(3,265)	—	—
—	(10,551)	—	—
—	(77,746)	—	—
—	(157)	—	—
—	(10)	—	—
—	(10)	—	—

—	(9,012,903)	—	—

54,505,993	103,834,443	54,741,545	151,135,547
—	8,318,820	—	—
(40,656,107)	(50,416,498)	(78,708,321)	(104,401,195)

13,849,886	61,736,765	(23,966,776)	46,734,352

(56,999,763)	47,734,224	(173,292,467)	41,785,515

159,872,270	112,138,046	349,913,148	308,127,633

$102,872,507	$159,872,270	$176,620,681	$349,913,148

$(154,967)	$—	$197,668	$23,198

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets  (continued)

	Tollkeeper Fund
	For the	For the
	Six Months Ended	Period	For the
	February 28, 2009	January 1, 2008 to	Year Ended
	(Unaudited)	August 31, 2008(a)	December 31, 2007

From operations:

Net investment loss	$(756,392)	$(2,131,586)	$(4,047,011)
Net realized gain (loss) from investment and foreign currency related transactions	(3,101,553)	20,756,886	47,855,392
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(110,867,506)	(61,495,134)	30,996,758

Net increase (decrease) in net assets resulting from operations	(114,725,451)	(42,869,834)	74,805,139

From share transactions:

Net proceeds from sales of shares	20,649,156	49,398,661	80,338,753
Proceeds received in connection with merger	—	—	55,815,600
Cost of shares redeemed	(39,243,064)	(77,753,933)	(120,328,914)

Net increase (decrease) in net assets resulting from share transactions	(18,593,908)	(28,355,272)	15,825,439

NET INCREASE (DECREASE)	(133,319,359)	(71,225,106)	90,630,578

Net assets:

Beginning of period	288,631,882	359,856,988	269,226,410

End of period	$155,312,523	$288,631,882	$359,856,988

Accumulated undistributed net investment income (loss)	$(745,341)	$11,051	$631,690

(a)	The Fund changed its fiscal year end from December 31 to August 31.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements
February 28, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are the Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and each Funds’ diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

All Cap Growth	A, C, Institutional, IR and R	Diversified

Capital Growth, Growth Opportunities, Small/ Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified

Concentrated Growth	A, B, C, Institutional, Service, IR and R	Non-diversified

Tollkeeper	A, B, C, Institutional and Service	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. Class IR and R Shares of the Strategic Growth Fund commenced operations on January 6, 2009.
Goldman Sachs Asset Management, L.P. (”GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the ”Agreement”) with the Trust on behalf of the Funds.
The Tollkeeper Fund changed its fiscal year end from December 31 to August 31. GSAM has agreed to reimburse the Fund for any costs associated with changing its fiscal year end.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

(other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth and Tollkeeper	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended August 31, 2005-2008, except for Tollkeeper with open tax years of December 31, 2005 — 2007 and August 31, 2008) and determined that they did not have a material impact on the Funds’ financial statements.

F. Offering Costs — Offering costs paid in connection with the offering of shares of All Cap Growth are amortized on a straight-line basis over 12 months from the date of commencement of operations.

G. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period that the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements. Under these arrangements, the Funds are permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these agreements.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

3. AGREEMENTS (continued)

For the six months ended February 28, 2009, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate						Effective Net
	Up to	Next	Next	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

All Cap Growth	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.98	%#

Capital Growth	1.00	0.90	0.80	0.80	0.80	0.98	0.92	#

Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.98	#

Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.99	#

Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	1.00	1.00

Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.97	#

Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	Effective February 2, 2009, GSAM voluntarily agreed to waive a portion of its Management fee equal to 0.10%, 0.30%, 0.15%, 0.07% and 0.29% of the average daily net assets of the All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities and Strategic Growth Funds, respectively.

B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares of the Funds. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution service paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. AGREEMENTS (continued)

Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

All Cap Growth	$100	$—	$—

Capital Growth	35,300	600	800

Concentrated Growth	900	—	—

Growth Opportunities	33,900	100	800

Small/Mid Cap Growth	13,500	—	—

Strategic Growth	14,300	—	—

Tollkeeper	4,500	300	600

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent to the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plans and Shareholder Administration Plans — The Trust, on behalf of each Fund (except for All Cap Growth), has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Tollkeeper Funds as an annual percentage rate of average daily net assets were 0.014%, 0.004%, 0.014%, 0.014% (effective February 2, 2009), 0.064%, 0.004% and 0.064%, respectively. Prior to February 2, 2009 the Other Expenses limitation for Growth Opportunities Fund was 0.114% In addition, the Funds have entered into an offset arrangement with the custodian and transfer agent resulting in a reduction of certain Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

3. AGREEMENTS (continued)

For the six months ended February 28, 2009, these expense reductions, including any Management Fee waivers and Other Expense reimbursements, were as follows (in thousands):

				Expense Credits
	Management		Other Expense	Custody	Transfer		Total Expense
Fund	Fee Waiver		Reimbursement	Fee	Agent Fee		Reductions

All Cap Growth	$—	*	$249	$—	$—		$249

Capital Growth	240		438	1	2		681

Concentrated Growth	19		149	—	—		168

Growth Opportunities	65		—	1	1		67

Small/Mid Cap Growth	—		144	1	—		145

Strategic Growth	40		226	1	—		267

Tollkeeper	—		173	—	—	*	173

*	Amount rounds to less than $500
As of February 28, 2009, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

All Cap Growth	$3	$1	$—	$4

Capital Growth	581	263	142	986

Concentrated Growth	110	13	12	135

Growth Opportunities	899	152	101	1,152

Small/Mid Cap Growth	84	17	10	111

Strategic Growth	103	27	18	148

Tollkeeper	126	55	23	204

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000 for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2009, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. FAIR VALUE OF INVESTMENTS

For the six months ended February 28, 2009, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1— Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2— Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3— Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the levels within the fair value hierarchy in which the Funds invest. All amounts in the following table reflect Investments in Securities Long-Assets:

Level	All Cap Growth	Capital Growth	Concentrated Growth	Growth Opportunities

Level 1	$3,573,409	$997,038,439	$157,098,106	$1,148,325,754

Level 2	243,756	146,286,948	17,985,499	349,021,059

Level 3	—	—	—	—

Total	$3,817,165	$1,143,325,387	$175,083,605	$1,497,346,813

Level	Small/Mid Cap Growth	Strategic Growth	Tollkeeper

Level 1	$98,471,787	$173,232,102	$147,204,543

Level 2	23,555,963	8,080,055	49,582,280

Level 3	—	—	—

Total	$122,027,750	$181,312,157	$196,786,823

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), formerly Boston Global Advisers, a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2009, are reported under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended February 28, 2009:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds	Amounts Payable to
	Securities	from Lending to	Goldman Sachs
	Loaned for the six	Goldman Sachs for the	Upon Return of
	months ended	six months ended	Securities Loaned as
Fund	February 28, 2009	February 28, 2009	of February 28, 2009

All Cap Growth	$77	$265	$—

Capital Growth	84,041	164,980	34,674,500

Concentrated Growth	4,839	7,229	—

Growth Opportunities	219,028	404,969	79,543,100

Small/Mid Cap Growth	29,108	46,683	5,176,825

Strategic Growth	3,165	4,113	1,466,250

Tollkeeper	30,400	—	6,816,850

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

5. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended February 28, 2009.

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning	Shares	Shares	End	End
	of Period	Bought	Sold	of Period	of Period
Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)

All Cap Growth	19	305	280	44	$44

Capital Growth	585,341	818,852	1,258,706	145,487	143,887

Concentrated Growth	46,835	100,185	132,070	14,950	14,785

Growth Opportunities	579,110	708,030	997,533	289,607	286,421

Small/Mid Cap Growth	36,787	73,615	92,752	17,650	17,456

Strategic Growth	54,891	72,812	124,488	3,215	3,180

Tollkeeper	43,164	144,173	146,492	40,845	40,396

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2009, were as follows:

Fund	Purchases	Sales and Maturities

All Cap Growth	$3,395,121	$1,587,000

Capital Growth	1,554,824,261	1,514,811,053

Concentrated Growth	201,010,746	181,380,981

Growth Opportunities	1,833,692,857	1,409,547,326

Small/Mid Cap Growth	152,668,903	117,949,705

Strategic Growth	164,104,883	180,591,266

Tollkeeper	34,483,372	59,060,437

For the six months ended February 28, 2009, Goldman Sachs earned approximately $130, $42,868, $3,059, $44,381, $3,044 and $3,414 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of All Cap Growth, Capital Growth, Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth Funds, respectively. Goldman Sachs did not earn any brokerage commissions with respect to the Tollkeeper Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

7. TAX INFORMATION

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Strategic
	Growth	Tollkeeper

Capital loss carryforward:[1]
Expiring 2009	$—	$(711,120,695)
Expiring 2010	(5,105,219)	(476,409,289)
Expiring 2011	(7,008,970)	(137,998,151)
Expiring 2012	(13,060,848)	(1,145,651)
Expiring 2013	(2,826,194)	—

Total capital loss carryforward	$(28,001,231)	$(1,326,673,786)

[1]	Expiration occurs on August 31 of the year indicated.

At February 28, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes was as follows:

	All Cap	Capital	Concentrated	Growth	Small/Mid Cap	Strategic
	Growth	Growth	Growth	Opportunities	Growth	Growth	Tollkeeper

Tax Cost	$5,283,863	$1,615,519,472	$259,726,432	$2,146,810,269	$179,259,898	$262,133,544	$285,476,823

Gross unrealized gain	44,695	45,396,009	1,796,867	30,334,342	2,298,073	3,639,329	4,886,869
Gross unrealized loss	(1,511,393)	(517,590,094)	(86,439,694)	(679,797,798)	(59,530,221)	(84,460,716)	(93,576,869)

Net unrealized security loss	$(1,466,698)	$(472,194,085)	$(84,642,827)	$(649,463,456)	$(57,232,148)	$(80,821,387)	$(88,690,000)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of partnership investments as of the most recent fiscal year.

8. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise Growth Fund by the Capital Growth Fund. The acquisition was completed on December 17, 2007, as of the close of business on December 14, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Growth Fund (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Capital Growth Fund (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor Share Class/Acquired Fund Share Class	Issued	Exchanged Shares	as of December 14, 2007

Capital Growth Class A/AXA Enterprise Growth Class A	19,649,825	$467,665,613	23,838,852

Capital Growth Class B/AXA Enterprise Growth Class B	6,811,061	147,869,015	8,219,599

Capital Growth Class C/AXA Enterprise Growth Class C	4,242,672	92,023,645	5,031,579

Capital Growth Institutional Class/AXA Enterprise Growth Class Y	646,924	15,946,685	763,862

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor
	Survivor	Acquired	Fund’s
	Fund’s	Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired
	Net Assets	Net Assets	immediately	Fund’s
	before	before	after	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	acquisition	Appreciation

Capital Growth/AXA Enterprise Growth Fund Bond	$1,813,624,193	$723,504,958	$2,537,129,151	$134,031,539

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise MultiManager Technology Fund by the Tollkeeper Fund. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

9. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise MultiManager Technology Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were reorganized into Tollkeeper Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares of	Value of	Shares Outstanding
Survivor/Acquired Fund	Survivor Issued	Exchanged Shares	as of June 22, 2007

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class A	2,149,738	$20,852,398	1,823,253

Tollkeeper Class A/AXA Enterprise MultiManager Technology Class P	101,611	985,627	85,451

Tollkeeper Class B/AXA Enterprise MultiManager Technology Class B	2,302,825	21,070,777	1,909,559

Tollkeeper Class C/AXA Enterprise MultiManager Technology Class C	633,925	5,794,056	525,351

Tollkeeper Institutional Class/AXA Enterprise MultiManager Technology Class Y	710,566	7,112,742	610,978

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
Aggregate
	Survivor Fund’s	Acquired Fund’s	Net Assets
	Aggregate Net	Aggregate	Immediately	Acquired Fund’s	Acquired Fund’s
	Assets before	Net Assets before	after	Capital Loss	Unrealized
Survivor/Acquired Fund	reorganization	reorganization	reorganization	Carryforward*	Appreciation

Tollkeeper/AXA Enterprise MultiManager Technology	$262,675,543	$55,815,600	$318,491,143	$(256,832,499)	$7,170,206

*	Utilization of these losses may be limited under the Code.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

10. SUBSEQUENT EVENT

Liquidation of Service Shares — At a meeting held on March 12, 2009, the Board of Trustees approved a proposal to liquidate the Concentrated Growth Fund’s Service Shares which were subsequently liquidated on March 13, 2009.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	All Cap Growth Fund

	For the Six Months Ended
	February 28, 2009		For the Period Ended
	(Unaudited)		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	296,359	$2,099,021	225,250	$2,393,988
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	4,389	28,483	—	—
Shares converted from Class B(b)	—	—	—	—
Shares redeemed	(131,626)	(885,875)	(12,535)	(140,762)

	169,122	1,241,629	212,715	2,253,226

Class B Shares
Shares sold	—	—	—	—
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(b)	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	33,128	209,939	5,876	62,406
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	208	1,343	—	—
Shares redeemed	(4,354)	(27,056)	(1)	(10)

	28,982	184,226	5,875	62,396

Institutional Shares
Shares sold	5,067	38,150	217,694	2,191,970
Shares issued in connection with merger	—	—	—	—
Reinvestment of distributions	2,761	17,999	—	—
Shares redeemed	(8,037)	(50,715)	(1)	(10)

	(209)	5,434	217,693	2,191,960

Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	—	—	—

Class IR Shares
Shares sold	1	6	1,001	10,010
Reinvestment of distributions	13	83	—	—
Shares redeemed	(1)	(6)	(1)	(10)

	13	83	1,000	10,000

Class R Shares
Shares sold	1	6	1,002	10,020
Reinvestment of distributions	13	83	—	—
Shares redeemed	(2)	(13)	(1)	(10)

	12	76	1,001	10,010

NET INCREASE (DECREASE)	197,920	$1,431,448	438,284	$4,527,592

(a)	Commenced operations on January 31, 2008.
(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(c)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Capital Growth Fund				Concentrated Growth Fund

For the Six Months Ended				For the Six Months Ended
February 28, 2009		For the Year Ended		February 28, 2009		For the Year Ended
(Unaudited)		August 31, 2008		(Unaudited)		August 31, 2008

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,685,345	$65,200,323	6,141,457	$140,163,725	1,481,367	$12,811,430	5,558,756	$81,499,354
—	—	19,649,825	467,665,613	—	—	—	—
4,026,080	50,849,391	575,717	14,070,516	—	—	533,016	7,702,081
386,996	6,375,925	1,152,657	25,539,381	1,742	19,309	548	6,955
(12,774,790)	(184,574,304)	(17,851,916)	(408,201,541)	(2,276,975)	(19,534,269)	(3,696,925)	(51,995,025)

(3,676,369)	(62,148,665)	9,667,740	239,237,694	(793,866)	(6,703,530)	2,395,395	37,213,365

242,059	3,081,222	403,830	8,338,026	14,854	133,393	86,956	1,222,330
—	—	6,811,061	147,869,015	—	—	—	—
488,089	5,544,698	37,974	846,827	—	—	3,552	49,094
(428,584)	(6,375,925)	(1,265,741)	(25,539,381)	(1,833)	(19,309)	(574)	(6,955)
(1,249,172)	(16,655,198)	(2,541,980)	(52,363,858)	(26,012)	(214,217)	(45,921)	(623,368)

(947,608)	(14,405,203)	3,445,144	79,150,629	(12,991)	(100,133)	44,013	641,101

419,534	5,449,144	613,938	12,872,433	31,816	259,428	149,024	2,082,807
—	—	4,242,672	92,023,645	—	—	—	—
405,526	4,598,660	34,628	771,516	—	—	5,542	76,432
(1,068,796)	(14,084,204)	(2,143,663)	(44,229,321)	(57,673)	(438,602)	(31,025)	(397,956)

(243,736)	(4,036,400)	2,747,575	61,438,273	(25,857)	(179,174)	123,541	1,761,283

2,672,485	41,911,862	3,313,878	79,944,454	1,777,402	15,384,152	4,969,457	73,151,618
—	—	646,924	15,946,685	—	—	—	—
633,664	8,345,363	93,760	2,373,064	—	—	963,101	14,196,105
(5,338,916)	(78,102,989)	(4,017,910)	(96,177,485)	(1,635,299)	(13,907,647)	(5,141,552)	(73,674,731)

(2,032,767)	(27,845,764)	36,652	2,086,718	142,103	1,476,505	791,006	13,672,992

80,267	1,449,266	53,432	1,259,155	—	—	—	—
9,489	118,046	3,379	81,480	—	—	12	174
(128,498)	(1,763,092)	(367,245)	(8,515,441)	—	—	—	—

(38,742)	(195,780)	(310,434)	(7,174,806)	—	—	12	174

2	19	413 (c)	10,000 (c)	1	8	650 (c)	10,000 (c)
29	364	4 (c)	109 (c)	—	—	49 (c)	699 (c)
(1)	(7)	— (c)	— (c)	—	—	— (c)	— (c)

30	376	417	10,109	1	8	699	10,699

51	627	413	10,000	1	8	650	10,000
29	364	4	110	—	—	49	699
(1)	(12)	—	—	—	—	—	—

79	979	417	10,110	1	8	699	10,699

(6,939,113)	$(108,630,457)	15,587,511	$374,758,727	(690,609)	$(5,506,316)	3,355,365	$53,310,313

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Opportunities Fund

	For the Six Months Ended
	February 28, 2009		For the Year Ended
	(Unaudited)		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,025,975	$82,851,184	10,537,671	$239,417,109
Reinvestment of distributions	3,012,646	35,187,701	4,916,878	112,547,355
Shares converted from Class B(a)	101,706	1,680,211	216,333	4,715,535
Shares redeemed	(10,559,659)	(145,523,201)	(14,263,356)	(328,312,002)

	(1,419,332)	(25,804,105)	1,407,526	28,367,997

Class B Shares
Shares sold	108,569	1,417,633	333,273	7,099,199
Reinvestment of distributions	184,071	1,971,402	348,179	7,416,215
Shares converted to Class A(a)	(110,346)	(1,680,211)	(232,214)	(4,715,535)
Shares redeemed	(546,155)	(6,832,012)	(716,489)	(14,906,123)

	(363,861)	(5,123,188)	(267,251)	(5,106,244)

Class C Shares
Shares sold	712,965	8,777,085	1,376,322	28,692,887
Reinvestment of distributions	377,984	4,010,407	586,610	12,389,465
Shares redeemed	(1,416,183)	(17,661,465)	(1,457,798)	(30,141,912)

	(325,234)	(4,873,973)	505,134	10,940,440

Institutional Shares
Shares sold	20,963,499	298,607,571	13,872,157	335,929,916
Reinvestment of distributions	3,139,102	38,548,172	4,280,314	102,213,908
Shares redeemed	(8,390,164)	(118,305,971)	(9,447,342)	(218,260,142)

	15,712,437	218,849,772	8,705,129	219,883,682

Service Shares
Shares sold	187,953	2,458,470	290,099	6,605,381
Reinvestment of distributions	14,223	163,851	17,285	391,154
Shares redeemed	(131,080)	(1,771,550)	(277,029)	(6,174,199)

	71,096	850,771	30,355	822,336

Class IR Shares(b)
Shares sold	59,805	685,836	393	10,000
Reinvestment of distributions	40	471	58	1,330
Shares redeemed	(1,837)	(20,713)	—	—

	58,008	665,594	451	11,330

Class R Shares(b)
Shares sold	736	9,208	393	10,000
Reinvestment of distributions	40	471	58	1,330
Shares redeemed	(1)	(14)	—	—

	775	9,665	451	11,330

NET INCREASE (DECREASE)	13,733,889	$184,574,536	10,381,795	$254,930,871

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007 (except for Strategic Growth Fund’s IR and R shares which commenced operations on January 6, 2009).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Small/Mid Cap Growth Fund

For the Six Months Ended
February 28, 2009		For the Year Ended
(Unaudited)		August 31, 2008

Shares	Dollars	Shares	Dollars

3,646,480	$30,048,487	4,083,449	$51,897,530
—	—	175,501	2,325,388
6,133	53,060	7,724	100,013
(2,176,212)	(18,964,069)	(1,388,483)	(16,932,775)

1,476,401	11,137,478	2,878,191	37,390,156

144,662	1,233,068	178,577	2,264,465
—	—	15,758	204,062
(6,326)	(53,060)	(7,908)	(100,013)
(70,527)	(553,525)	(57,124)	(676,509)

67,809	626,483	129,303	1,692,005

319,254	2,612,281	682,085	8,776,285
—	—	33,561	434,620
(233,969)	(1,808,991)	(340,208)	(4,043,651)

85,285	803,290	375,438	5,167,254

2,211,764	20,281,915	3,227,507	40,723,084
—	—	400,931	5,352,429
(2,397,501)	(19,201,775)	(2,308,146)	(28,742,533)

(185,737)	1,080,140	1,320,292	17,332,980

28,270	218,983	12,180	153,079
—	—	72	953
(14,810)	(125,226)	(1,707)	(21,030)

13,460	93,757	10,545	133,002

1	6	725	10,000
—	—	52	684
(1)	(6)	—	—

—	—	777	10,684

14,587	111,253	725	10,000
—	—	52	684
(332)	(2,515)	—	—

14,255	108,738	777	10,684

1,471,473	$13,849,886	4,715,323	$61,736,765

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)
February 28, 2009 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Six Months Ended
	February 28, 2009		For the Year Ended
	(Unaudited)		August 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,393,632	$37,414,977	8,819,138	$92,331,167
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	15,469	120,907	84,538	876,570
Shares redeemed	(6,932,523)	(46,778,168)	(4,929,760)	(50,938,091)

	(1,523,422)	(9,242,284)	3,973,916	42,269,646

Class B Shares
Shares sold	39,490	262,747	257,976	2,561,469
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(16,608)	(120,907)	(90,174)	(876,570)
Shares redeemed	(103,583)	(687,511)	(211,498)	(2,062,914)

	(80,701)	(545,671)	(43,696)	(378,015)

Class C Shares
Shares sold	339,471	2,336,292	343,729	3,385,650
Reinvestment of distributions	—	—	—	—
Shares redeemed	(343,204)	(2,158,762)	(268,585)	(2,602,490)

	(3,733)	177,530	75,144	783,160

Institutional Shares
Shares sold	2,038,430	14,714,333	4,947,394	52,857,261
Reinvestment of distributions	—	—	—	—
Shares redeemed	(4,119,527)	(29,083,866)	(4,558,977)	(48,797,681)

	(2,081,097)	(14,369,533)	388,417	4,059,580

Service Shares
Shares sold	1,227	8,182	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(2)	(19)

	1,227	8,182	(2)	(19)

Class IR Shares(b)
Shares sold	355	2,507	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1)	(7)	—	—

	354	2,500	—	—

Class R Shares(b)
Shares sold	367	2,507	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	(1)	(7)	—	—

	366	2,500	—	—

NET INCREASE (DECREASE)	(3,687,006)	$(23,966,776)	4,393,779	$46,734,352

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007 (except for Strategic Growth Fund’s IR and R shares which commenced operations on January 6, 2009).

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Tollkeeper Fund

	For the Six Months Ended		For the Period from
	February 28, 2009		January 1, 2008 to		For the Year Ended
	(Unaudited)		August 31, 2008(a)		December 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,908,056	$13,182,488	3,834,910	$38,262,228	5,583,921	$58,818,970
Shares issued in connection with merger	—	—	—	—	2,251,349	21,838,025
Shares converted from Class B(b)	393,618	3,107,144	2,054,933	19,514,785	1,835,255	20,617,110
Shares repurchased	(3,261,920)	(23,377,776)	(4,717,140)	(47,628,949)	(4,761,929)	(47,981,894)

	(960,246)	(7,088,144)	1,172,703	10,148,064	4,908,596	53,292,211

Class B Shares
Shares sold	162,516	988,654	212,312	2,021,006	274,046	2,717,562
Shares issued in connection with merger	—	—	—	—	2,302,825	21,070,777
Shares converted to Class A(b)	(421,628)	(3,107,144)	(2,192,525)	(19,514,785)	(1,952,144)	(20,617,110)
Shares repurchased	(736,829)	(4,887,929)	(1,726,373)	(15,648,502)	(4,325,272)	(42,002,519)

	(995,941)	(7,006,419)	(3,706,586)	(33,142,281)	(3,700,545)	(38,831,290)

Class C Shares
Shares sold	345,227	2,255,628	434,449	4,092,015	1,038,897	9,908,191
Shares issued in connection with merger	—	—	—	—	633,925	5,794,056
Shares repurchased	(755,679)	(4,903,322)	(893,391)	(8,384,782)	(1,977,973)	(18,673,595)

	(410,452)	(2,647,694)	(458,942)	(4,292,767)	(305,151)	(2,971,348)

Institutional Shares
Shares sold	449,005	3,340,589	242,945	2,551,327	714,891	7,588,823
Shares issued in connection with merger	—	—	—	—	710,566	7,112,742
Shares repurchased	(675,909)	(5,208,283)	(553,826)	(5,509,816)	(1,119,132)	(11,545,045)

	(226,904)	(1,867,694)	(310,881)	(2,958,489)	306,325	3,156,520

Service Shares
Shares sold	120,416	881,797	246,365	2,472,085	120,223	1,305,207
Shares repurchased	(108,319)	(865,754)	(57,524)	(581,884)	(12,213)	(125,861)

	12,097	16,043	188,841	1,890,201	108,010	1,179,346

NET INCREASE (DECREASE)	(2,581,446)	$(18,593,908)	(3,114,865)	$(28,355,272)	1,317,235	$15,825,439

(a)	The Fund changed its fiscal year end from December 31 to August 31.

(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Income (loss) from
	investment operations				Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	realized
Year - Share Class	of period	loss(a)	gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$10.64	$(0.01)	$(4.49)	$(4.50)	$(0.08)
2009 - C	10.60	(0.03)	(4.47)	(4.50)	(0.08)
2009 - Institutional	10.67	— (d)	(4.50)	(4.50)	(0.08)
2009 - IR	10.66	— (d)	(4.50)	(4.50)	(0.08)
2009 - R	10.62	(0.03)	(4.46)	(4.49)	(0.08)

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (Commenced January 31, 2008)	10.00	(0.03)	0.67	0.64	—
2008 - C (Commenced January 31, 2008)	10.00	(0.08)	0.68	0.60	—
2008 - Institutional (Commenced January 31, 2008)	10.00	(0.01)	0.68	0.67	—
2008 - IR (Commenced January 31, 2008)	10.00	(0.02)	0.68	0.66	—
2008 - R (Commenced January 31, 2008)	10.00	(0.05)	0.67	0.62	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALL CAP GROWTH FUND

					Ratios assuming no
					expense reductions
				Ratio of
		Net assets,	Ratio of	net investment	Ratio of	Ratio of
Net asset		end of	net expenses	income (loss)	total expenses	net investment	Portfolio
value, end	Total	period	to average	to average	to average	loss to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$6.06	(42.37)%	$2,313	1.43%	(0.35)%	14.37%	(13.29)%	42%
6.02	(42.53)	210	2.18	(1.03)	15.12	(13.97)	42
6.09	(42.25)	1,325	1.03	0.03	13.97	(12.91)	42
6.08	(42.29)	6	1.18	(0.11)	14.12	(13.05)	42
6.05	(42.41)	6	1.68	(0.61)	14.62	(13.55)	42

10.64	6.50	2,262	1.45	(0.54)	20.95	(20.04)	41
10.60	6.10	62	2.20	(1.37)	21.70	(20.87)	41
10.67	6.80	2,322	1.05	(0.22)	20.55	(19.72)	41
10.66	6.70	11	1.20	(0.36)	20.70	(19.86)	41
10.62	6.40	11	1.70	(0.87)	21.20	(20.37)	41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$22.40	$—	(c)	$(9.94)	$(9.94)	$—	$(0.87)	$(0.87)
2009 - B	20.33	(0.05)		(9.01)	(9.06)	—	(0.87)	(0.87)
2009 - C	20.31	(0.05)		(9.00)	(9.05)	—	(0.87)	(0.87)
2009 - Institutional	23.26	0.02		(10.32)	(10.30)	—	(0.87)	(0.87)
2009 - Service	22.09	(0.01)		(9.80)	(9.81)	—	(0.87)	(0.87)
2009 - IR	22.44	0.01		(9.96)	(9.95)	—	(0.87)	(0.87)
2009 - R	22.37	(0.02)		(9.93)	(9.95)	—	(0.87)	(0.87)

FOR THE YEARS ENDED AUGUST 31,

2008 - A	23.73	(0.10)		(0.97)	(1.07)	—	(0.26)	(0.26)
2008 - B	21.73	(0.25)		(0.89)	(1.14)	—	(0.26)	(0.26)
2008 - C	21.70	(0.25)		(0.88)	(1.13)	—	(0.26)	(0.26)
2008 - Institutional	24.54	—	(c)	(1.02)	(1.02)	—	(0.26)	(0.26)
2008 - Service	23.43	(0.12)		(0.96)	(1.08)	—	(0.26)	(0.26)
2008 - IR (Commenced November 30, 2007)	24.22	(0.03)		(1.49)	(1.52)	—	(0.26)	(0.26)
2008 - R (Commenced November 30, 2007)	24.22	(0.10)		(1.49)	(1.59)	—	(0.26)	(0.26)

2007 - A	20.62	(0.08)		3.19	3.11	—	—	—
2007 - B	19.03	(0.23)		2.93	2.70	—	—	—
2007 - C	18.99	(0.23)		2.94	2.71	—	—	—
2007 - Institutional	21.24	0.01		3.29	3.30	—	—	—
2007 - Service	20.38	(0.10)		3.15	3.05	—	—	—

2006 - A	20.06	(0.08)		0.65	0.57	(0.01)	—	(0.01)
2006 - B	18.63	(0.22)		0.62	0.40	—	—	—
2006 - C	18.60	(0.22)		0.61	0.39	—	—	—
2006 - Institutional	20.65	—	(c)	0.68	0.68	(0.09)	—	(0.09)
2006 - Service	19.86	(0.10)		0.65	0.55	(0.03)	—	(0.03)

2005 - A	18.31	0.05	(d)	1.70 (e)	1.75	—	—	—
2005 - B	17.13	(0.09	)(d)	1.59 (e)	1.50	—	—	—
2005 - C	17.10	(0.09	)(d)	1.59 (e)	1.50	—	—	—
2005 - Institutional	18.77	0.13	(d)	1.75 (e)	1.88	—	—	—
2005 - Service	18.14	0.01	(d)	1.71 (e)	1.72	—	—	—

2004 - A	17.07	(0.05)		1.29	1.24	—	—	—
2004 - B	16.09	(0.17)		1.21	1.04	—	—	—
2004 - C	16.07	(0.17)		1.20	1.03	—	—	—
2004 - Institutional	17.44	0.03		1.30	1.33	—	—	—
2004 - Service	16.94	(0.07)		1.27	1.20	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from a special dividend which amounted to $0.11 per share and 0.56% of average net assets.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.59	(44.69)%	$735,868	1.36	%(f)	(0.07	)%(f)	1.46	%(f)	(0.17	)%(f)	95%
10.40	(44.89)	69,189	2.11	(f)	(0.82	)(f)	2.21	(f)	(0.92	)(f)	95
10.39	(44.94)	62,348	2.11	(f)	(0.81	)(f)	2.21	(f)	(0.91	)(f)	95
12.09	(44.58)	125,276	0.96	(f)	0.31	(f)	1.06	(f)	0.21	(f)	95
11.41	(44.71)	1,177	1.46	(f)	(0.20	)(f)	1.56	(f)	(0.30	)(f)	95
11.62	(44.63)	5	1.11	(f)	0.16	(f)	1.21	(f)	0.06	(f)	95
11.55	(44.77)	6	1.61	(f)	(0.26	)(f)	1.71	(f)	(0.36	)(f)	95

22.40	(4.57)	1,505,237	1.36		(0.42)		1.40		(0.46)		69
20.33	(5.37)	154,511	2.11		(1.19)		2.15		(1.23)		69
20.31	(5.33)	126,865	2.11		(1.19)		2.15		(1.23)		69
23.26	(4.22)	288,404	0.96		(0.01)		1.00		(0.05)		69
22.09	(4.72)	3,135	1.46		(0.52)		1.50		(0.56)		69
22.44	(6.39)	9	1.11	(f)	(0.19	)(f)	1.15	(f)	(0.23	)(f)	69
22.37	(6.68)	9	1.61	(f)	(0.62	)(f)	1.65	(f)	(0.66	)(f)	69

23.73	15.08	1,365,143	1.40		(0.35)		1.43		(0.38)		41
21.73	14.19	90,307	2.15		(1.09)		2.18		(1.12)		41
21.70	14.27	75,933	2.15		(1.09)		2.18		(1.12)		41
24.54	15.54	303,283	1.00		0.05		1.03		0.02		41
23.43	14.97	10,598	1.50		(0.44)		1.53		(0.47)		41

20.62	2.86	1,289,843	1.39		(0.41)		1.44		(0.45)		51
19.03	2.15	96,106	2.14		(1.16)		2.19		(1.21)		51
18.99	2.10	68,528	2.14		(1.16)		2.19		(1.21)		51
21.24	3.31	272,295	0.99		(0.01)		1.04		(0.05)		51
20.38	2.76	10,330	1.49		(0.51)		1.54		(0.55)		51

20.06	9.56	1,374,264	1.39		0.24	(d)	1.45		0.18	(d)	34
18.63	8.76	160,575	2.14		(0.48	)(d)	2.20		(0.54	)(d)	34
18.60	8.77	81,132	2.14		(0.49	)(d)	2.20		(0.55	)(d)	34
20.65	10.02	273,418	0.99		0.68	(d)	1.05		0.62	(d)	34
19.86	9.48	9,858	1.49		0.04	(d)	1.55		(0.02	)(d)	34

18.31	7.26	1,343,848	1.39		(0.26)		1.47		(0.34)		43
17.13	6.46	196,910	2.14		(1.01)		2.22		(1.09)		43
17.10	6.41	89,086	2.14		(1.01)		2.22		(1.09)		43
18.77	7.63	289,239	0.99		0.14		1.07		0.06		43
18.14	7.08	5,592	1.49		(0.36)		1.57		(0.44)		43

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized		Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$13.54	$(0.02)		$(6.11)	$(6.13)	$—	$—		$—
2009 - B	12.88	(0.05)		(5.81)	(5.86)	—	—		—
2009 - C	12.85	(0.05)		(5.79)	(5.84)	—	—		—
2009 - Institutional	13.85	—	(f)	(6.25)	(6.25)	—	—		—
2009 - Service	13.51	(0.01)		(6.10)	(6.11)	—	—		—
2009 - IR	13.55	(0.01)		(6.12)	(6.13)	—	—		—
2009 - R	13.51	(0.03)		(6.10)	(6.13)	—	—		—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	15.01	(0.10)		(0.29)	(0.39)	—	(1.08	)(d)	(1.08)
2008 - B	14.43	(0.19)		(0.28)	(0.47)	—	(1.08	)(d)	(1.08)
2008 - C	14.41	(0.19)		(0.29)	(0.48)	—	(1.08	)(d)	(1.08)
2008 - Institutional	15.27	(0.04)		(0.30)	(0.34)	—	(1.08	)(d)	(1.08)
2008 - Service	14.98	(0.09)		(0.30)	(0.39)	—	(1.08	)(d)	(1.08)
2008 - IR (Commenced November 30, 2007)	15.38	(0.05)		(0.70)	(0.75)	—	(1.08	)(d)	(1.08)
2008 - R (Commenced November 30, 2007)	15.38	(0.09)		(0.70)	(0.79)	—	(1.08	)(d)	(1.08)

2007 - A	12.98	(0.06)		2.57	2.51	—	(0.48)		(0.48)
2007 - B	12.59	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - C	12.57	(0.16)		2.48	2.32	—	(0.48)		(0.48)
2007 - Institutional	13.15	—	(f)	2.60	2.60	—	(0.48)		(0.48)
2007 - Service	12.97	(0.07)		2.56	2.49	—	(0.48)		(0.48)

2006 - A	12.74	(0.06)		0.61	0.55	—	(0.31)		(0.31)
2006 - B	12.46	(0.15)		0.59	0.44	—	(0.31)		(0.31)
2006 - C	12.43	(0.16)		0.61	0.45	—	(0.31)		(0.31)
2006 - Institutional	12.89	(0.01)		0.62	0.61	(0.04)	(0.31)		(0.35)
2006 - Service	12.73	(0.07)		0.62	0.55	—	(0.31)		(0.31)

2005 - A	11.70	0.01	(e)	1.22	1.23	—	(0.19)		(0.19)
2005 - B	11.53	(0.09	)(e)	1.21	1.12	—	(0.19)		(0.19)
2005 - C	11.51	(0.09	)(e)	1.20	1.11	—	(0.19)		(0.19)
2005 - Institutional	11.79	0.05	(e)	1.24	1.29	—	(0.19)		(0.19)
2005 - Service	11.70	—	(e)	1.22	1.22	—	(0.19)		(0.19)

2004 - A	11.64	(0.07)		0.17	0.10	—	(0.04)		(0.04)
2004 - B	11.56	(0.16)		0.17	0.01	—	(0.04)		(0.04)
2004 - C	11.55	(0.16)		0.16	—	—	(0.04)		(0.04)
2004 - Institutional	11.68	(0.02)		0.17	0.15	—	(0.04)		(0.04)
2004 - Service	11.64	(0.07)		0.17	0.10	—	(0.04)		(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Includes a distribution from capital of approximately $0.006 per share.
(e)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.51% of average net assets.

(f)	Amount is less than $0.005 per share.

(g)	Amount is less than 0.005% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.41	(45.27)%	$57,288	1.43	%(c)	(0.39	)%(c)	1.60	%(c)	(0.56	)%(c)	83%
7.02	(45.50)	703	2.18	(c)	(1.14	)(c)	2.35	(c)	(1.31	)(c)	83
7.01	(45.45)	1,072	2.18	(c)	(1.14	)(c)	2.35	(c)	(1.31	)(c)	83
7.60	(45.13)	101,867	1.03	(c)	0.01	(c)	1.20	(c)	(0.16	)(c)	83
7.40	(45.23)	1	1.53	(c)	(0.29	)(c)	1.70	(c)	(0.46	)(c)	83
7.42	(45.24)	5	1.18	(c)	(0.18	)(c)	1.35	(c)	(0.35	)(c)	83
7.38	(45.37)	5	1.68	(c)	(0.63	)(c)	1.85	(c)	(0.80	)(c)	83

13.54	(3.07)	115,431	1.48		(0.70)		1.51		(0.73)		71
12.88	(3.79)	1,457	2.23		(1.46)		2.26		(1.49)		71
12.85	(3.86)	2,300	2.23		(1.46)		2.26		(1.49)		71
13.85	(2.68)	183,809	1.08		(0.30)		1.11		(0.33)		71
13.51	(3.08)	2	1.58		(0.65)		1.61		(0.68)		71
13.55	(5.34)	9	1.23	(c)	(0.49	)(c)	1.26	(c)	(0.52	)(c)	71
13.51	(5.62)	9	1.73	(c)	(0.93	)(c)	1.76	(c)	(0.96	)(c)	71

15.01	19.66	92,015	1.48		(0.43)		1.54		(0.49)		50
14.43	18.74	997	2.23		(1.14)		2.29		(1.20)		50
14.41	18.77	797	2.23		(1.19)		2.29		(1.25)		50
15.27	20.10	190,603	1.08		—	(g)	1.14		(0.06)		50
14.98	19.52	2	1.58		(0.52)		1.64		(0.58)		50

12.98	4.32	70,352	1.48		(0.49)		1.64		(0.69)		48
12.59	3.52	380	2.23		(1.22)		2.39		(1.43)		48
12.57	3.62	507	2.23		(1.24)		2.39		(1.44)		48
13.15	4.75	117,767	1.08		(0.09)		1.24		(0.30)		48
12.97	4.33	2	1.51		(0.54)		1.68		(0.74)		48

12.74	10.52	62,366	1.48		0.06	(e)	1.71		(0.17	)(e)	46
12.46	9.71	115	2.23		(0.72	)(e)	2.46		(0.95	)(e)	46
12.43	9.64	401	2.23		(0.76	)(e)	2.46		(0.99	)(e)	46
12.89	10.95	85,571	1.08		0.40	(e)	1.31		0.17	(e)	46
12.73	10.43	2	1.58		(0.05	)(e)	1.81		(0.28	)(e)	46

11.70	0.84	61,216	1.48		(0.61)		1.79		(0.92)		28
11.53	0.06	96	2.23		(1.38)		2.54		(1.69)		28
11.51	(0.02)	247	2.23		(1.34)		2.54		(1.65)		28
11.79	1.26	45,464	1.08		(0.20)		1.39		(0.51)		28
11.70	0.84	2	1.58		(0.61)		1.89		(0.92)		28

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	realized
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	gains

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$21.68	$(0.03)		$(9.44)	$(9.47)	$(1.04)
2009 - B	20.06	(0.08)		(8.72)	(8.80)	(1.04)
2009 - C	19.89	(0.08)		(8.64)	(8.72)	(1.04)
2009 - Institutional	22.67	—	(c)	(9.87)	(9.87)	(1.04)
2009 - Service	21.41	(0.04)		(9.31)	(9.35)	(1.04)
2009 - IR	21.72	0.01		(9.47)	(9.46)	(1.04)
2009 - R	21.65	(0.04)		(9.42)	(9.46)	(1.04)

FOR THE YEARS ENDED AUGUST 31,

2008 - A	25.20	(0.12)		(0.02)	(0.14)	(3.38)
2008 - B	23.72	(0.27)		(0.01)	(0.28)	(3.38)
2008 - C	23.55	(0.27)		(0.01)	(0.28)	(3.38)
2008 - Institutional	26.11	(0.03)		(0.03)	(0.06)	(3.38)
2008 - Service	24.95	(0.14)		(0.02)	(0.16)	(3.38)
2008 - IR (Commenced November 30, 2007)	25.44	(0.06)		(0.28)	(0.34)	(3.38)
2008 - R (Commenced November 30, 2007)	25.44	(0.13)		(0.28)	(0.41)	(3.38)

2007 - A	20.81	(0.21)		5.77	5.56	(1.17)
2007 - B	19.80	(0.36)		5.45	5.09	(1.17)
2007 - C	19.66	(0.36)		5.42	5.06	(1.17)
2007 - Institutional	21.45	(0.12)		5.95	5.83	(1.17)
2007 - Service	20.63	(0.23)		5.72	5.49	(1.17)

2006 - A	22.21	(0.19)		(0.09)	(0.28)	(1.12)
2006 - B	21.33	(0.34)		(0.07)	(0.41)	(1.12)
2006 - C	21.19	(0.34)		(0.07)	(0.41)	(1.12)
2006 - Institutional	22.77	(0.11)		(0.09)	(0.20)	(1.12)
2006 - Service	22.05	(0.21)		(0.09)	(0.30)	(1.12)

2005 - A	18.58	(0.20	)(e)	3.83	3.63	—
2005 - B	17.98	(0.34	)(e)	3.69	3.35	—
2005 - C	17.86	(0.34	)(e)	3.67	3.33	—
2005 - Institutional	18.97	(0.12	)(e)	3.92	3.80	—
2005 - Service	18.46	(0.23	)(e)	3.82	3.59	—

2004 - A	17.38	(0.15)		1.35	1.20	—
2004 - B	16.94	(0.28)		1.32	1.04	—
2004 - C	16.83	(0.28)		1.31	1.03	—
2004 - Institutional	17.67	(0.08)		1.38	1.30	—
2004 - Service	17.29	(0.17)		1.34	1.17	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.03% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.17	(43.87)%	$422,979	1.49	%(d)	(0.45	)%(d)	1.50	%(d)	(0.46	)%(d)	85%
10.22	(44.09)	21,140	2.24	(d)	(1.21	)(d)	2.25	(d)	(1.22	)(d)	85
10.13	(44.06)	56,233	2.24	(d)	(1.21	)(d)	2.25	(d)	(1.22	)(d)	85
11.76	(43.72)	671,630	1.09	(d)	(0.02	)(d)	1.10	(d)	(0.03	)(d)	85
11.02	(43.87)	6,240	1.59	(d)	(0.55	)(d)	1.60	(d)	(0.56	)(d)	85
11.22	(43.74)	656	1.24	(d)	0.13	(d)	1.25	(d)	0.12	(d)	85
11.15	(43.89)	14	1.74	(d)	(0.66	)(d)	1.75	(d)	(0.67	)(d)	85

21.68	(1.25)	851,222	1.47		(0.54)		1.47		(0.54)		81
20.06	(1.99)	48,770	2.22		(1.28)		2.22		(1.28)		81
19.89	(2.00)	116,837	2.22		(1.29)		2.22		(1.29)		81
22.67	(0.87)	938,726	1.07		(0.14)		1.07		(0.14)		81
21.41	(1.35)	10,601	1.57		(0.64)		1.57		(0.64)		81
21.72	(2.01)	10	1.22	(d)	(0.35	)(d)	1.22	(d)	(0.35	)(d)	81
21.65	(2.32)	10	1.72	(d)	(0.81	)(d)	1.72	(d)	(0.81	)(d)	81

25.20	27.46	954,089	1.47		(0.90)		1.48		(0.91)		67
23.72	26.45	64,011	2.22		(1.66)		2.23		(1.67)		67
23.55	26.49	126,425	2.22		(1.65)		2.23		(1.66)		67
26.11	27.92	853,836	1.07		(0.50)		1.08		(0.51)		67
24.95	27.36	11,597	1.57		(1.00)		1.58		(1.01)		67

20.81	(1.46)	908,135	1.47		(0.89)		1.47		(0.89)		82
19.80	(2.16)	69,240	2.22		(1.64)		2.22		(1.64)		82
19.66	(2.17)	113,383	2.22		(1.64)		2.22		(1.64)		82
21.45	(1.06)	771,166	1.07		(0.49)		1.07		(0.49)		82
20.63	(1.56)	10,961	1.57		(0.99)		1.57		(0.99)		82

22.21	19.54	936,312	1.49		(0.94	)(e)	1.49		(0.94	)(e)	62
21.33	18.63	91,286	2.24		(1.69	)(e)	2.24		(1.69	)(e)	62
21.19	18.65	112,420	2.24		(1.69	)(e)	2.24		(1.69	)(e)	62
22.77	20.03	739,739	1.09		(0.54	)(e)	1.09		(0.54	)(e)	62
22.05	19.45	8,242	1.59		(1.04	)(e)	1.59		(1.04	)(e)	62

18.58	6.90	615,510	1.49		(0.80)		1.49		(0.80)		51
17.98	6.14	85,969	2.24		(1.55)		2.24		(1.55)		51
17.86	6.12	69,067	2.24		(1.55)		2.24		(1.55)		51
18.97	7.36	290,601	1.09		(0.40)		1.09		(0.40)		51
18.46	6.77	1,464	1.59		(0.87)		1.59		(0.87)		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net		From net
	beginning	investment	and unrealized	investment	investment		realized		Total
Year - Share Class	of period	loss(a)	gain (loss)	operations	income		gains		distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$12.25	$(0.02)	$(5.15)	$(5.17)	$—		$—		$—
2009 - B	11.90	(0.05)	(5.00)	(5.05)	—		—		—
2009 - C	11.90	(0.05)	(5.00)	(5.05)	—		—		—
2009 - Institutional	12.37	— (c)	(5.20)	(5.20)	—		—		—
2009 - Service	12.16	(0.02)	(5.11)	(5.13)	—		—		—
2009 - IR	12.27	(0.01)	(5.16)	(5.17)	—		—		—
2009 - R	12.22	(0.02)	(5.14)	(5.16)	—		—		—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	13.48	(0.09)	(0.20)	(0.29)	—		(0.94	)(e)	(0.94)
2008 - B	13.22	(0.18)	(0.20)	(0.38)	—		(0.94	)(e)	(0.94)
2008 - C	13.21	(0.18)	(0.19)	(0.37)	—		(0.94	)(e)	(0.94)
2008 - Institutional	13.55	(0.04)	(0.20)	(0.24)	—		(0.94	)(e)	(0.94)
2008 - Service	13.40	(0.10)	(0.20)	(0.30)	—		(0.94	)(e)	(0.94)
2008 - IR (Commenced November 30, 2007)	13.79	(0.04)	(0.54)	(0.58)	—		(0.94	)(e)	(0.94)
2008 - R (Commenced November 30, 2007)	13.79	(0.09)	(0.54)	(0.63)	—		(0.94	)(e)	(0.94)

2007 - A	10.42	(0.11)	3.17	3.06	—		—		—
2007 - B	10.30	(0.20)	3.12	2.92	—		—		—
2007 - C	10.30	(0.20)	3.11	2.91	—		—		—
2007 - Institutional	10.44	(0.06)	3.17	3.11	—		—		—
2007 - Service	10.37	(0.12)	3.15	3.03	—		—		—

2006 - A	10.40	(0.09)	0.22	0.13	—	(c)	(0.11)		(0.11)
2006 - B	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - C	10.36	(0.16)	0.21	0.05	—		(0.11)		(0.11)
2006 - Institutional	10.38	(0.04)	0.21	0.17	—	(c)	(0.11)		(0.11)
2006 - Service	10.37	(0.10)	0.21	0.11	—		(0.11)		(0.11)

FOR THE PERIOD ENDED AUGUST 31,

2005 - A (Commenced June 30, 2005)	10.00	(0.01)	0.41	0.40	—		—		—
2005 - B (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - C (Commenced June 30, 2005)	10.00	(0.02)	0.38	0.36	—		—		—
2005 - Institutional (Commenced June 30, 2005)	10.00	— (e)	0.38	0.38	—		—		—
2005 - Service (Commenced June 30, 2005)	10.00	(0.01)	0.38	0.37	—		—		—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes a distribution from capital of $0.01 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.08	(42.20)%	$44,723	1.50	%(d)	(0.39	)%(d)	1.75	%(d)	(0.64	)%(d)	84%
6.85	(42.44)	2,635	2.25	(d)	(1.15	)(d)	2.50	(d)	(1.40	)(d)	84
6.85	(42.44)	6,514	2.25	(d)	(1.16	)(d)	2.50	(d)	(1.41	)(d)	84
7.17	(42.04)	48,652	1.10	(d)	(0.02	)(d)	1.35	(d)	(0.27	)(d)	84
7.03	(42.19)	236	1.60	(d)	(0.49	)(d)	1.85	(d)	(0.74	)(d)	84
7.10	(42.14)	6	1.25	(d)	(0.17	)(d)	1.50	(d)	(0.42	)(d)	84
7.06	(42.23)	106	1.75	(d)	(0.50	)(d)	2.00	(d)	(0.75	)(d)	84

12.25	(2.65)	59,269	1.50		(0.73)		1.68		(0.91)		63
11.90	(3.42)	3,768	2.25		(1.49)		2.43		(1.67)		63
11.90	(3.34)	10,295	2.25		(1.50)		2.43		(1.68)		63
12.37	(2.25)	86,275	1.10		(0.35)		1.28		(0.53)		63
12.16	(2.75)	245	1.60		(0.84)		1.78		(1.02)		63
12.27	(4.69)	10	1.25	(d)	(0.48	)(d)	1.43	(d)	(0.66	)(d)	63
12.22	(5.08)	10	1.75	(d)	(0.98	)(d)	1.93	(d)	(1.16	)(d)	63

13.48	29.37	26,423	1.50		(0.89)		1.64		(1.03)		68
13.22	28.35	2,477	2.25		(1.64)		2.39		(1.78)		68
13.21	28.25	6,472	2.25		(1.64)		2.39		(1.78)		68
13.55	29.79	76,637	1.10		(0.49)		1.24		(0.63)		68
13.40	29.22	129	1.60		(0.99)		1.74		(1.13)		68

10.42	1.24	72,124	1.49		(0.79)		2.05		(1.35)		64
10.30	0.45	1,563	2.25		(1.56)		3.15		(2.47)		64
10.30	0.45	5,937	2.25		(1.54)		2.82		(2.12)		64
10.44	1.63	1,360	1.07		(0.38)		6.98		(6.29)		64
10.37	1.04	153	1.61		(0.95)		2.46		(1.81)		64

10.40	4.00	569	1.50	(d)	(0.69	)(d)	16.73	(d)	(15.92	)(d)	3
10.36	3.60	69	2.25	(d)	(1.42	)(d)	17.48	(d)	(16.65	)(d)	3
10.36	3.60	19	2.25	(d)	(1.35	)(d)	17.48	(d)	(16.58	)(d)	3
10.38	3.80	5,415	1.10	(d)	(0.13	)(d)	16.33	(d)	(15.36	)(d)	3
10.37	3.70	10	1.60	(d)	(0.62	)(d)	16.83	(d)	(15.85	)(d)	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
						Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE PERIOD ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$10.34	$—	(c)	$(4.47)	$(4.47)	$—
2009 - B	9.65	(0.02)		(4.18)	(4.20)	—
2009 - C	9.67	(0.02)		(4.19)	(4.21)	—
2009 - Institutional	10.68	0.02		(4.63)	(4.61)	—
2009 - Service	10.40	—	(c)	(4.51)	(4.51)	—
2009 - IR (Commenced January 6, 2009)	7.07	—	(c)	(1.00)	(1.00)	—
2009 - R (Commenced January 6, 2009)	6.83	—	(c)	(0.97)	(0.97)	—

FOR THE YEARS ENDED AUGUST 31,

2008 - A	10.49	(0.05)		(0.10)	(0.15)	—
2008 - B	9.86	(0.12)		(0.09)	(0.21)	—
2008 - C	9.88	(0.12)		(0.09)	(0.21)	—
2008 - Institutional	10.79	(0.01)		(0.10)	(0.11)	—
2008 - Service	10.52	(0.02)		(0.10)	(0.12)	—

2007 - A	9.03	(0.04)		1.50	1.46	—
2007 - B	8.55	(0.11)		1.42	1.31	—
2007 - C	8.57	(0.11)		1.42	1.31	—
2007 - Institutional	9.25	—	(c)	1.54	1.54	—
2007 - Service	9.06	(0.05)		1.51	1.46	—

2006 - A	8.75	(0.05)		0.33	0.28	—
2006 - B	8.35	(0.11)		0.31	0.20	—
2006 - C	8.36	(0.11)		0.32	0.21	—
2006 - Institutional	8.94	(0.01)		0.33	0.32	(0.01)
2006 - Service	8.77	(0.05)		0.34	0.29	—

2005 - A	8.07	0.01	(d)	0.67	0.68	—	(c)
2005 - B	7.76	(0.05	)(d)	0.64	0.59	—
2005 - C	7.78	(0.05	)(d)	0.63	0.58	—
2005 - Institutional	8.25	0.05	(d)	0.68	0.73	(0.04)
2005 - Service	8.10	—	(c)(d)	0.67	0.67	—	(c)

2004 - A	7.79	(0.04)		0.32	0.28	—
2004 - B	7.55	(0.10)		0.31	0.21	—
2004 - C	7.56	(0.10)		0.32	0.22	—
2004 - Institutional	7.93	(0.01)		0.33	0.32	—
2004 - Service	7.82	(0.05)		0.33	0.28	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.57% of average net assets.
(e)	Amount is less than 0.005% per share.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$5.87	(43.23)%	$91,949	1.41	%(f)	0.02	%(f)	1.65	%(f)	(0.22	)%(f)	66%
5.45	(43.52)	2,958	2.16	(f)	(0.73	)(f)	2.40	(f)	(0.97	)(f)	66
5.46	(43.54)	6,407	2.16	(f)	(0.72	)(f)	2.40	(f)	(0.96	)(f)	66
6.07	(43.16)	75,294	1.01	(f)	0.42	(f)	1.25	(f)	0.18	(f)	66
5.89	(43.37)	9	1.51	(f)	0.14	(f)	1.75	(f)	(0.10	)(f)	66
6.07	(14.14)	2	1.16	(f)	0.16	(f)	1.40	(f)	(0.08	)(f)	66
5.86	(14.20)	2	1.66	(f)	(0.07	)(f)	1.90	(f)	(0.31	)(f)	66

10.34	(1.43)	177,810	1.44		(0.44)		1.52		(0.52)		59
9.65	(2.12)	6,015	2.19		(1.19)		2.27		(1.27)		59
9.67	(2.12)	11,374	2.19		(1.19)		2.27		(1.27)		59
10.68	(1.02)	154,711	1.04		(0.05)		1.12		(0.13)		59
10.40	(1.14)	3	1.54		(0.20)		1.62		(0.28)		59

10.49	16.17	138,613	1.45		(0.41)		1.51		(0.47)		50
9.86	15.32	6,574	2.20		(1.17)		2.26		(1.23)		50
9.88	15.29	10,878	2.20		(1.16)		2.26		(1.22)		50
10.79	16.65	152,059	1.05		(0.02)		1.11		(0.08)		50
10.52	16.11	3	1.55		(0.55)		1.61		(0.61)		50

9.03	3.20	127,318	1.44		(0.52)		1.56		(0.64)		53
8.55	2.40	7,619	2.19		(1.27)		2.30		(1.38)		53
8.57	2.51	10,344	2.19		(1.27)		2.31		(1.39)		53
9.25	3.56	183,697	1.04		(0.12)		1.16		(0.24)		53
9.06	3.31	12	1.54		(0.45)		1.65		(0.55)		53

8.75	8.44	164,330	1.44		0.12	(d)	1.57		(0.01	)(d)	46
8.35	7.60	10,195	2.19		(0.62	)(d)	2.32		(0.75	)(d)	46
8.36	7.46	11,392	2.19		(0.64	)(d)	2.32		(0.77	)(d)	46
8.94	8.82	155,546	1.04		0.54	(d)	1.17		0.41	(d)	46
8.77	8.27	261	1.54		—	(d)(e)	1.67		(0.13	)(d)	46

8.07	3.59	173,243	1.44		(0.47)		1.55		(0.58)		19
7.76	2.78	11,537	2.19		(1.22)		2.30		(1.33)		19
7.78	2.91	11,491	2.19		(1.22)		2.30		(1.33)		19
8.25	4.04	129,083	1.04		(0.07)		1.15		(0.18)		19
8.10	3.58	297	1.54		(0.58)		1.65		(0.69)		19

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized		Total from
	beginning	investment		and unrealized		investment
Year - Share Class	of period	loss(a)		gain (loss)		operations

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)

2009 - A	$10.19	$(0.02)		$(4.15)		$(4.17)
2009 - B	9.52	(0.05)		(3.87)		(3.92)
2009 - C	9.52	(0.05)		(3.87)		(3.92)
2009 - Institutional	10.56	(0.01)		(4.30)		(4.31)
2009 - Service	10.12	(0.03)		(4.11)		(4.14)

FOR THE PERIOD JANUARY 1, 2008 TO AUGUST 31, 2008, *

2008 - A	11.52	(0.06)		(1.27)		(1.33)
2008 - B	10.82	(0.10)		(1.20)		(1.30)
2008 - C	10.81	(0.10)		(1.19)		(1.29)
2008 - Institutional	11.91	(0.03)		(1.32)		(1.35)
2008 - Service	11.45	(0.06)		(1.27)		(1.33)

FOR THE YEARS ENDED DECEMBER 31,

2007 - A	9.04	(0.10	)(c)(d)	2.58	(e)	2.48
2007 - B	8.55	(0.16	)(c)(d)	2.43	(e)	2.27
2007 - C	8.55	(0.17	)(c)(d)	2.43	(e)	2.26
2007 - Institutional	9.31	(0.06	)(c)(d)	2.66	(e)	2.60
2007 - Service	8.99	(0.11	)(c)(d)	2.57	(e)	2.46

2006 - A	8.02	(0.10)		1.12	(f)	1.02
2006 - B	7.65	(0.15)		1.05	(f)	0.90
2006 - C	7.64	(0.15)		1.06	(f)	0.91
2006 - Institutional	8.23	(0.06)		1.14	(f)	1.08
2006 - Service	7.99	(0.10)		1.10	(f)	1.00

2005 - A	7.87	(0.08)		0.23		0.15
2005 - B	7.56	(0.13)		0.22		0.09
2005 - C	7.55	(0.13)		0.22		0.09
2005 - Institutional	8.04	(0.05)		0.24		0.19
2005 - Service	7.85	(0.09)		0.23		0.14

2004 - A	6.99	(0.04)		0.92		0.88
2004 - B	6.77	(0.09)		0.88		0.79
2004 - C	6.76	(0.09)		0.88		0.79
2004 - Institutional	7.11	(0.02)		0.95		0.93
2004 - Service	6.96	(0.04)		0.93		0.89

2003 - A	4.80	(0.08)		2.27		2.19
2003 - B	4.68	(0.12)		2.21		2.09
2003 - C	4.67	(0.12)		2.21		2.09
2003 - Institutional	4.86	(0.05)		2.30		2.25
2003 - Service	4.78	(0.08)		2.26		2.18

*	The Fund changed its fiscal year end from December 31 to August 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.05% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects an increase of $0.07 per share and 0.67% of average net assets due to payments received for class action settlements received during the year.
(f)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received during the year.
(g)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 27.32%, 26.43%, 26.32%, 27.82% and 27.25%, respectively.
(h)	Total return reflects the impact of payments received for class action settlements received during the year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.
(i)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		loss		total expenses		loss		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$6.02	(40.86)%		$102,938	1.50	%(i)	(0.63	)%(i)	1.69	%(i)	(0.82	)%(i)	18%
5.60	(41.18)		14,300	2.25	(i)	(1.39	)(i)	2.44	(i)	(1.58	)(i)	18
5.60	(41.11)		27,054	2.25	(i)	(1.38	)(i)	2.44	(i)	(1.57	)(i)	18
6.25	(40.81)		9,067	1.10	(i)	(0.23	)(i)	1.29	(i)	(0.42	)(i)	18
5.98	(40.91)		1,953	1.60	(i)	(0.73	)(i)	1.79	(i)	(0.92	)(i)	18

10.19	(11.63)		184,063	1.44	(i)	(0.86	)(i)	1.51	(i)	(0.93	)(i)	29
9.52	(12.01)		33,787	2.19	(i)	(1.60	)(i)	2.26	(i)	(1.67	)(i)	29
9.52	(12.03)		49,880	2.19	(i)	(1.60	)(i)	2.26	(i)	(1.67	)(i)	29
10.56	(11.34)		17,717	1.04	(i)	(0.45	)(i)	1.11	(i)	(0.52	)(i)	29
10.12	(11.62)		3,185	1.54	(i)	(0.89	)(i)	1.61	(i)	(0.96	)(i)	29

11.52	27.43	(g)	194,604	1.56	(c)	(0.99	)(c)(d)	1.64	(c)	(1.07	)(c)(d)	70
10.82	26.55	(g)	78,493	2.31	(c)	(1.73	)(c)(d)	2.39	(c)	(1.81	)(c)(d)	70
10.81	26.43	(g)	61,641	2.31	(c)	(1.74	)(c)(d)	2.39	(c)	(1.82	)(c)(d)	70
11.91	27.93	(g)	23,679	1.16	(c)	(0.56	)(c)(d)	1.24	(c)	(0.64	)(c)(d)	70
11.45	27.36	(g)	1,441	1.66	(c)	(1.07	)(c)(d)	1.74	(c)	(1.15	)(c)(d)	70

9.04	12.72	(h)	108,340	1.49		(1.14)		1.59		(1.24)		35
8.55	11.76	(h)	93,722	2.24		(1.89)		2.34		(1.99)		35
8.55	11.91	(h)	51,346	2.24		(1.89)		2.34		(1.99)		35
9.31	13.12	(h)	15,659	1.09		(0.75)		1.19		(0.85)		35
8.99	12.52	(h)	160	1.59		(1.24)		1.69		(1.34)		35

8.02	1.91		125,718	1.50		(1.10)		1.56		(1.16)		48
7.65	1.19		120,415	2.25		(1.85)		2.31		(1.91)		48
7.64	1.19		60,638	2.25		(1.85)		2.31		(1.91)		48
8.23	2.36		8,819	1.10		(0.70)		1.16		(0.76)		48
7.99	1.78		100	1.60		(1.20)		1.66		(1.26)		48

7.87	12.59		158,079	1.50		(0.55)		1.56		(0.61)		37
7.56	11.67		163,502	2.25		(1.31)		2.31		(1.37)		37
7.55	11.69		79,210	2.25		(1.31)		2.31		(1.37)		37
8.04	13.08		11,323	1.10		(0.31)		1.16		(0.37)		37
7.85	12.79		121	1.60		(0.57)		1.66		(0.63)		37

6.99	45.63		180,819	1.50		(1.30)		1.55		(1.35)		27
6.77	44.66		189,420	2.25		(2.04)		2.30		(2.09)		27
6.76	44.75		92,752	2.25		(2.04)		2.30		(2.09)		27
7.11	46.30		27,687	1.10		(0.89)		1.15		(0.94)		27
6.96	45.61		48	1.60		(1.39)		1.65		(1.44)		27

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 28, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2008 through February 28, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	All Cap Growth Fund				Capital Growth Fund				Concentrated Growth Fund
													Growth Opportunities Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/08	2/28/09		2/28/09*	9/1/08	2/28/09		2/28/09*	9/1/08	2/28/09		2/28/09*	9/1/08	2/28/09		2/28/09*
Class A
Actual	$1,000.00	$576.30		$5.59	$1,000.00	$553.10		$5.20	$1,000.00	$547.30		$5.50	$1,000.00	$561.30		$5.77
Hypothetical 5% return	1,000.00	1,017.70	+	7.16	1,000.00	1,018.05	+	6.80	1,000.00	1,017.68	+	7.17	1,000.00	1,017.41	+	7.45

Class B
Actual	N/A	N/A		N/A	1,000.00	551.10		8.09	1,000.00	545.00		8.37	1,000.00	559.10		8.66
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,014.33	+	10.54	1,000.00	1,013.96	+	10.91	1,000.00	1,013.69	+	11.18

Class C
Actual	1,000.00	574.70		8.54	1,000.00	550.60		8.08	1,000.00	545.50		8.37	1,000.00	559.40		8.66
Hypothetical 5% return	1,000.00	1,013.98	+	10.89	1,000.00	1,014.33	+	10.54	1,000.00	1,013.97	+	10.90	1,000.00	1,013.69	+	11.18

Institutional
Actual	1,000.00	577.50		4.02	1,000.00	554.20		3.68	1,000.00	548.70		3.97	1,000.00	562.80		4.24
Hypothetical 5% return	1,000.00	1,019.70	+	5.14	1,000.00	1,020.03	+	4.81	1,000.00	1,019.67	+	5.18	1,000.00	1,019.37	+	5.48

Service
Actual	N/A	N/A		N/A	1,000.00	552.90		5.63	1,000.00	547.70		5.05	1,000.00	561.30		6.16
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,017.54	+	7.32	1,000.00	1,018.20	+	6.66	1,000.00	1,016.90	+	7.96

Class IR#
Actual	1,000.00	577.10		4.58	1,000.00	553.70		4.40	1,000.00	547.60		4.73	1,000.00	562.60		5.22
Hypothetical 5% return	1,000.00	1,018.94	+	5.91	1,000.00	1,019.29	+	5.56	1,000.00	1,018.94	+	5.91	1,000.00	1,018.65	+	6.21

Class R#
Actual	1,000.00	575.90		6.55	1,000.00	552.30		6.03	1,000.00	546.30		6.42	1,000.00	561.10		6.67
Hypothetical 5% return	1,000.00	1,016.48	+	8.38	1,000.00	1,016.81	+	8.05	1,000.00	1,016.49	+	8.38	1,000.00	1,016.17	+	8.70

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Tollkeeper Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		period ended	Account Value	Account Value		6 months ended
Share Class	9/1/08	2/28/09		2/28/09*	9/1/08	2/28/09		2/28/09*	9/1/08	2/28/09		2/28/09*
Class A
Actual	$1,000.00	$578.00		$5.89	$1,000.00	$567.70		$5.47	$1,000.00	$591.40		$5.96
Hypothetical 5% return	1,000.00	1,017.33	+	7.53	1,000.00	1,017.82	+	7.04	1,000.00	1,017.31	+	7.55

Class B
Actual	1,000.00	575.60		8.80	1,000.00	564.80		8.37	1,000.00	588.20		8.90
Hypothetical 5% return	1,000.00	1,013.62	+	11.25	1,000.00	1,014.10	+	10.77	1,000.00	1,013.59	+	11.28

Class C
Actual	1,000.00	575.60		8.80	1,000.00	564.60		8.36	1,000.00	588.90		8.90
Hypothetical 5% return	1,000.00	1,013.63	+	11.25	1,000.00	1,014.10	+	10.77	1,000.00	1,013.59	+	11.28

Institutional
Actual	1,000.00	579.60		4.31	1,000.00	568.40		3.91	1,000.00	591.90		4.38
Hypothetical 5% return	1,000.00	1,019.33	+	5.52	1,000.00	1,019.80	+	5.04	1,000.00	1,019.29	+	5.56

Service
Actual	1,000.00	578.10		6.33	1,000.00	566.30		5.68	1,000.00	590.90		6.31
Hypothetical 5% return	1,000.00	1,016.86	+	8.00	1,000.00	1,017.31	+	7.55	1,000.00	1,016.86	+	8.00

Class IR#
Actual	1,000.00	578.60		4.95	1,000.00	607.00		1.39	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.60	+	6.26	1,000.00	1,005.58	+	1.69	N/A	N/A		N/A

Class R#
Actual	1,000.00	577.70		7.12	1,000.00	586.00		1.55	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.12	+	8.75	1,000.00	1,004.85	+	2.42	N/A	N/A		N/A

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR#	Class R#

All Cap Growth	1.43%	N/A	2.18%	1.03%	N/A	1.18%	1.68%
Capital Growth	1.36	2.11%	2.11	0.96	1.46%	1.11	1.61
Concentrated Growth	1.43	2.18	2.18	1.03	1.53	1.18	1.68
Growth Opportunities	1.49	2.24	2.24	1.09	1.59	1.24	1.74
Small Mid/Cap Growth	1.50	2.25	2.25	1.10	1.60	1.25	1.75
Strategic Growth	1.41	2.16	2.16	1.01	1.51	1.16	1.66
Tollkeeper	1.50	2.25	2.25	1.10	1.60	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Strategic Growth Fund IR and R Shares commenced operations on January 6, 2009.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $739 billion in assets under management as of December 31, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper Fundsm
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

This information discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions. It also refers to specific securities which pertains to past performance or is the basis for previously made discretionary investment decisions. It should not be assumed that the recommendations made in the future will be profitable or will equal the performance of the securities discussed in this document. A complete list of recommendations is available upon request. This material should not be construed as research or investment advice, or recommendation to buy or sell investments in the strategy or any other investments mentioned in this report or to follow any investment strategy.

This material has been prepared by GSAM and is not a product of the Goldman Sachs Global Investment Research (GIR) Department. The views and opinions expressed may differ from the views and opinions expressed by the GIR Department or other departments or divisions of Goldman Sachs and its affiliates. Investors are urged to consult with their financial advisors before buying or selling any securities. This information should not be relied upon in making an investment decision. GSAM has no obligation to provide any updates or changes.

Holdings may change by the time you receive this report. The securities discussed do not represent all of the portfolio’s holdings and may represent only a small percentage of the strategy’s portfolio holdings. Future portfolio holdings may not be profitable. The information should not be deemed representative of future characteristics for the strategy.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved.  20771.MF.TMPL GROWTHSAR / 219K / 03-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 6, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 6, 2009